SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                                  SCHEDULE 14A
     INFORMATION PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

 Filed by the Registrant [X]

 Filed by a Party other than the Registrant [  ]

 Check the appropriate box:

 [  ] Preliminary Proxy Statement          [  ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
 [ X ] Definitive Proxy Statement

 [  ] Definitive Additional Materials

 [  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Network Imaging Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

                  [X] No fee required.
                  [ ] Fee  computed  on  table  below  per  Exchange  Act  Rules
                      14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

         (5) Total fee paid:

--------------------------------------------------------------------------------

         [   ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

--------------------------------------------------------------------------------

         (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

         (3) Filing party:

--------------------------------------------------------------------------------

         (4) Date filed:

--------------------------------------------------------------------------------

                       [NETWORK IMAGING CORPORATION LOGO]

                           NETWORK IMAGING CORPORATION
                             500 Huntmar Park Drive
                             Herndon, Virginia 20170

                                                                  April 20, 1998

Dear Stockholders:

    It is my pleasure to invite you to the Annual Meeting of Stockholders of Network Imaging Corporation to be held on Thursday, June 11, 1998 at 9:00 a.m., at the Company's headquarters at 500 Huntmar Park Drive, Herndon, Virginia 20170 (the "Annual Meeting").

    Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the Annual Meeting. You are accordingly urged to complete, sign, date and return your proxy promptly in the enclosed envelope. Your return of a proxy in advance will not affect your right to vote in person at the Annual Meeting.

    The officers and directors of the Company look forward to seeing you at the Annual Meeting.

Very truly yours,

/s/  JAMES J. LETO

JAMES J. LETO
President and Chief Executive Officer

                       [NETWORK IMAGING CORPORATION LOGO]

                           NETWORK IMAGING CORPORATION
                             500 Huntmar Park Drive
                             Herndon, Virginia 20170
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             Thursday, June 11, 1998

                                ---------------
    Notice  is  hereby  given  that the  Annual  Meeting  of  Stockholders  (the
"Meeting") of Network Imaging Corporation (the "Company") will be held on Thursday, June 11, 1998 at 9:00 a.m. at the Company's headquarters located at 500 Huntmar Park Drive, Herndon, Virginia for the following purposes:

    1.  To elect five directors;

    2. To approve the issuance of shares of the Company's Common Stock, $0.0001 par value per share ("Common Stock"), issuable in connection with the Company's Series L Convertible Preferred Stock ("Series L Stock"), on exercise of warrants to purchase shares of Common Stock at an exercise price of $1.00 per share ("Investor Warrants") and on exercise of warrants to purchase shares of Common Stock at an exercise price of $1.00 per share ("Agent Warrants") under Nasdaq Rule 4460(i)(1)(D);

    3. To consider and vote upon a proposal to adopt the Network Imaging Corporation Amended and Restated 1997 Director Stock Option Plan;

    4 To consider and vote upon a proposal to amend the 1994 Key Employee Incentive Stock Option Plan that increases the total number of shares for which options may be granted under the plan from 6,000,000 to 7,000,000;

    5. To ratify the selection of Ernst & Young LLP as independent accountants for the year ending December 31, 1998; and

    6. To transact such other business as may properly come before the Meeting or any adjournment thereof.

    Stockholders of record at the close of business on April 13, 1998 are entitled to receive notice of and to vote at the Meeting. You are invited to attend the Meeting. Please carefully read the attached Proxy Statement for information regarding the matters to be considered and acted upon at the Meeting.

                                      By Order of the Board of Directors
                                      /s/ JULIA A. BOWEN
                                      JULIA A. BOWEN
                                      Vice President, General Counsel
                                      and Assistant Secretary
Herndon, Virginia
April 20, 1998
                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED RETURN POSTAGE-PAID ENVELOPE. No postage need be affixed to the return envelope if mailed in the United States. If you attend the Meeting, you may withdraw your proxy and vote in person by ballot.

                           NETWORK IMAGING CORPORATION
                             500 Huntmar Park Drive
                             Herndon, Virginia 20170

                                 ---------------

                                 PROXY STATEMENT

    This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and Proxy Card are being furnished in connection with the solicitation by the Board of Directors of Network Imaging Corporation (the "Company") of proxies to be voted at the Annual Meeting of Stockholders to be held on Thursday, June 11, 1998 at 9:00 a.m. or at any adjournment or postponement thereof. This Proxy Statement and the enclosed Proxy Card are being furnished on or about April 23, 1998, to all holders of record of the Company's Common Stock (the "Common Stock") as of April 13, 1998. A copy of the Company's Form 10-K for the year ended December 31, 1997, including consolidated financial statements for that year, accompanies this Proxy Statement.

    At the Meeting, stockholders will vote on proposals to elect five directors, to approve the issuance of shares of Common Stock issuable in connection with the Company's Series L Convertible Preferred Stock ("Series L Stock"), on exercise of warrants to purchase shares of Common Stock at an exercise price of $1.00 per share ("Investor Warrants") and on exercise of warrants to purchase shares of Common Stock at an exercise price of $1.00 per share ("Agent Warrants") under Nasdaq Rule 4460(i)(1)(D), to approve the adoption of the Company's Amended and Restated 1997 Director Stock Option Plan, to increase the number of shares available for issuance under the 1994 Key Employee Incentive Stock Option Plan, and to ratify the selection of Ernst & Young as the Company's independent auditors for 1998.

                        VOTING SECURITIES AND RECORD DATE

    The Board of Directors has fixed the close of business on April 13, 1998 as the record date (the "Record Date") for determination of stockholders entitled to notice of and to vote at the Meeting. As of the Record Date, there were 28,784,985 shares of Common Stock issued and outstanding and there were no other voting securities of the Company outstanding. Each outstanding share of Common Stock entitles the record holder thereof to one vote. Under Delaware law, shares represented at the Meeting (either by properly executed proxy or in person) that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions as to each Proposal will have the same effect as votes against the respective proposals. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of such proposals (and therefore will reduce the absolute number -- although not the percentage -- of votes needed for approval) and will not be counted as votes for or against the proposals. Under the New York Stock Exchange Rules, brokers will not have discretionary voting authority for Proposal 2, and may not vote for Proposal 2 without receiving instructions from the beneficial owners of shares; however, brokers will have discretionary voting authority for Proposals 1, 3, 4 and 5.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

    Stockholders of record on the Record Date may vote at the Meeting in person or by means of the enclosed Proxy Card. You may specify your voting choices by marking the appropriate boxes on the Proxy Card. The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to or at the Meeting, will be voted in accordance with the instructions specified thereon. If you properly sign and return your Proxy Card, but do not specify your choices, your shares will be voted by the proxy holders as recommended by the Board of Directors.

    The Board of Directors encourages you to complete and return the Proxy Card even if you expect to attend the Meeting. You may revoke your proxy at any time before it is voted at the Meeting by giving written notice of revocation to the Secretary of the Company, by submission of a proxy bearing a later date or by attending the Meeting and casting a ballot.

    The proxy holders, James J. Leto and Jorge R. Forgues, will vote all shares of Common Stock represented by Proxy Cards that are properly signed and returned by stockholders. The Proxy Card also authorizes the proxy holders to vote the shares represented with respect to any matters not known at the time this Proxy Statement was printed that may properly be presented for consideration at the Meeting. You must return a signed Proxy Card if you want the proxy holders to vote your shares of Common Stock.

    The cost of preparing, assembling and mailing this proxy soliciting material and Notice of Annual Meeting of Stockholders will be paid by the Company. Following the mailing of proxy solicitation materials, proxies may be solicited by directors, officers and regular employees of the Company and its subsidiaries personally, by mail, telephone, telecopier or by personal solicitation, for which they will receive no additional compensation. In addition, the Company will reimburse brokers, custodians, nominees and other persons holding shares of Common Stock for others for their reasonable expenses in sending proxy materials to the beneficial owners of such shares and in obtaining their proxies. Additional solicitation by Brokerage houses and other nominees, fiduciaries, and custodians nominally holding shares of the Company's stock as of the record date will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the Company for their reasonable expenses.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         A Board of five directors is to be elected at the annual meeting. The Board of Directors proposes that the five nominees named below be elected as directors of the Company to hold office until the next annual meeting of stockholders and until their successors are elected and qualified. The nominees for director are:

       James J. Leto             John F. Burton             Robert Ripp
       C. Alan Peyser            Robert P. Bernardi


    Director candidates are nominated by the Board of Directors.

    At the Meeting, the five directors are to be elected. Each nominee has consented to being named as a nominee for director of the Company and has agreed to serve if elected. The directors will be elected to serve for their respective terms and until their successors have been elected and have qualified. The Board of Directors has no reason to believe that any of the nominees will be unavailable or that any other vacancy on the Board will occur; however, should any nominee become unavailable or unable to serve as a director, the persons named as proxies on the proxy card will vote for the person(s) the Board of Directors recommends.

    Set forth below is certain information regarding each director, each of whose term of office will continue after the Meeting.

       James J. Leto, 53, became President and Chief Executive Officer and a Director of the Company in May 1996 and became Chairman of the Board in June 1997. Mr. Leto served as the Chairman and Chief Executive Officer of PRC Inc., an information technology company ("PRC"), from January 1993 to February 1996, and prior thereto in various capacities as an executive officer of that company. From January 1989 until February 1992, Mr. Leto served as the Vice President and General Manager of AT&T Federal Systems Computer Division, a division of AT&T charged with developing a major system integration and computer presence in the federal marketplace. Mr. Leto first joined AT&T in November 1977. Mr. Leto is a director of Government Technology Systems, Inc and Federal Sources.

    John F. Burton, 46, was appointed to the Board of Directors in September 1995. Mr. Burton is Managing Director of Updata Capital, Inc., a mergers and acquisitions investment bank, a position he has held since 1997. From October 1996 to February 1997, he was President of Burton Technology Partners. From August 1995 to September 1996, he was President and Chief Executive Officer of

Nat Systems, Inc. From 1984 to 1995, Mr. Burton served in various executive capacities at Legent Corporation including President, Chief Executive Officer and Director.

     Robert Ripp, 56, has served as a Director since October 1994. Mr. Ripp is Executive Vice President, Global Businesses, of AMP, Inc., an electronics manufacturer. He previously served as its Chief Financial Officer. Prior to joining AMP in 1994, Mr. Ripp was Vice President and Treasurer of International Business Machines Corporation, where he served in various capacities as a finance executive from 1964 to 1994. He is a member of the board of directors of ACE, Limited.

    C. Alan Peyser, 63, became a Director of the Company in May 1996. Mr. Peyser was appointed President and Chief Executive Officer of Cable & Wireless, Inc., in October 1996. From September 1995 to October 1996, Mr. Peyser served as a consultant to Cable & Wireless, Inc. He is also currently President of Country Long Distance Corporation and a member of the Board of Directors of Tridex Corporation and TCI International, Inc. Mr. Peyser previously served as the Chief Executive Officer and President of Cable & Wireless, Inc. from 1980 through September 1995.

     Robert P. Bernardi, 46, has been a Director of the Company (and its predecessor) since its inception. He was a co-founder of the Company. Mr. Bernardi is the founder and Chief Executive Officer of the Music Connection. Mr. Bernardi served as President of the Company from inception to February 1995, as Chief Executive Officer from inception to May 1996, and Chairman of the Board of Directors from September 1995 to June 1997. From 1988 to 1990, Mr. Bernardi was an independent consultant in the document imaging and telecommunications fields. From March 1984 to December 1987, Mr. Bernardi was Chairman and Chief Executive Officer of Spectrum Digital Corporation, a publicly held telecommunications equipment manufacturing company ("Spectrum Digital"), with overall management responsibilities including marketing, sales, engineering and finance.


         The nominees receiving the vote of a plurality of the outstanding shares of Common Stock present, in person or represented by proxy at the Meeting and entitled to vote on the election of directors will be elected as Directors.


    The Board of Directors recommends that stockholders vote FOR the election of each of the nominated Directors.

Compensation of Directors

          At the Board's quarterly meeting on August 28, 1997, the Board voted and approved the elimination of payment for service to the Board and adopted, subject to shareholder approval, the Directors Stock Option Plan (the "Director Stock Option Plan"). The Director Stock Option Plan was amended and restated on March 5, 1998. Under the Director Stock Option Plan, each director who is not an executive officer of the Company will receive an option to purchase 7,500 shares of Common Stock at each quarterly board meeting, and such option shall become fully vested at the end of that calendar quarter following the date of grant. The option price is equal to 100% of fair market value on the date of the option grant. Messrs. Ripp, Burton, Peyser, and Bernardi were each granted an options for shares of the Company's Common Stock under that plan effective July 1, 1997 with an exercise price equal to 100% of fair market value of the Common Stock on June 30, 1997 and have received grants at each quarterly meeting thereafter.

         Prior to that meeting, each director of the Company who was not currently employed by the Company, received a fee of $1,000 for each meeting of the Board or committee thereof that he attended in person and $250 for each such meeting in which he participated by telephone. Mr. Ripp has also been granted options on 21,675 shares of Common Stock at $3.75 per share, 25,000 shares of Common Stock at $6.82 per share, and 25,000 shares of Common Stock at $3.82 per share, each with a term of 10 years and each of which is exercisable on a cumulative basis in four equal installments on each of the first four anniversaries of the applicable date of grant. Mr. Burton has been granted an option on 100,000 shares of Common Stock with an exercise price of $3.38 per share and a term of 10 years. The option vests on May 2, 2002 or, earlier, upon the Company's entering into a strategic partnership agreement with a major software company as a result of the assistance of Mr. Burton. Mr. Peyser has been granted an option on 50,000 shares of Common Stock at $3.69 per share with a term of 10 years and that is exercisable on a cumulative basis in four equal installments on each of the first four anniversaries of its date of grant. The exercise prices of the options granted to directors were set at the fair market value of the Common Stock at the time of grant.

         The Company has entered into a termination of consulting agreement ("Bernardi Termination Agreement") with Robert P. Bernardi, and BCG, Inc. ("BCG") (of which Mr. Bernardi is the sole stockholder) that provides for the termination, as of October 1, 1997, of the consulting agreement entered into between the parties as of May 28, 1996. (See "Description of Network Imaging - Executive and Director Compensation - Compensation Committee Interlocks and Insider Participation.") Under the terms of this agreement, the Company agreed to pay BCG severance pay at the rate of $18,750 per month for the period beginning on October 1, 1997 and ending on September 1, 1998. The Company also granted to Mr. Bernardi a warrant to purchase 50,000 shares of the Common Stock at $1.50 per share. The warrant has a term of five years. Furthermore, Mr. Bernardi held, prior to the execution of the Bernardi Termination Agreement, options to purchase 1,348,325 shares of Common Stock with exercise prices ranging from $2.60 to $6.82 per share. Under the terms of the Bernardi Termination Agreement, these options were converted into options to purchase 755,747 shares of Common Stock at an exercise price of $1.50 per share, the market price of the Common Stock on September 17, 1997. These options are not exercisable for a period of twelve months from October 1, 1997. The Company also agreed to employ Mr. Bernardi as an Assistant Secretary of the Company at an annual salary of $5,000. Mr. Bernardi will also receive health and dental insurance through December 31, 2003. The agreement prohibits Mr. Bernardi for one year from certain associations with any business that competes with the Company. Mr. Bernardi also has the right to cause the Company to register, at the Company's expense, shares of Common Stock held by Mr. Bernardi or issuable on exercise stock options in a registration statement on Form S-3 at any time prior to the termination of the Bernardi Termination Agreement or within one year thereafter.

Board of Directors' Meetings and Committees

    The Board of Directors held seven meetings during 1997. The Board of Directors has established standing Audit and Compensation committees, each of which is composed of non-employee members of the Board of Directors. The membership of each of these standing committees is determined from time to time by the Board. The Board of Directors has not established a nominating committee; the entire Board of Directors votes on nominations of directors for the Company.

    The Audit Committee, which presently consists of John F. Burton and Robert Ripp, held two meetings during 1997. The committee selects, subject to the approval of the Board of Directors, a firm of independent certified public accountants to audit the books and accounts of the Company and its subsidiaries for the year for which they are appointed. In addition, the committee reviews and approves the scope and cost of all services (including nonaudit services) provided by the firm selected to conduct the audit. The committee also monitors the effectiveness of the audit effort and the Company's financial and operating controls.

    The Compensation Committee, which presently consists of Robert P. Bernardi, Robert Ripp, and James J. Leto held two meetings during 1997. The committee is responsible for the approval and administration of the compensation program for James J. Leto, the Company's President and Chief Executive Officer. The committee also reviews and approves compensation programs for the other officers of the Company as recommended by Mr. Leto. The committee is also responsible for the grant of options to the Company's employees under the Company's various stock option plans and administers the plans. Mr. Leto does not participate in discussions or decisions regarding his compensation package.

         During the fiscal year ended December 31, 1997, each incumbent director attended all of the meetings of the Board of Directors and meetings of the committees of the Board of Directors on which he served.

                 OWNERSHIP OF NETWORK IMAGING CORPORATION STOCK

    The following table sets forth certain information, as of April 1, 1998, with respect to the beneficial ownership of shares of Common Stock by (i) each stockholder known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock; (ii) each director of the Company; (iii) each executive officer named in the Summary Compensation Table appearing below under "Executive Compensation"; and (iv) all executive officers and directors as a group. Except as indicated in the footnotes to the table, persons named in the table have sole voting and investment power with respect to all shares of Common Stock which they respectively own beneficially.

    The address of each person who is an executive officer or director of the Company is 500 Huntmar Park Drive, Herndon, Virginia 20170.

                                                                              Number of Shares          Percent of
                 Name and Address of Beneficial Owner                      Beneficially Owned (1)          Class
                 ------------------------------------                      ----------------------          -----
Fred E. Kassner(2).................................................                6,264,097                21
Robert P. Bernardi(3)..............................................                  447,500                1.5
James J. Leto(4)...................................................                   40,744                0.1
Jorge R. Forgues(5)................................................                    7,521                 *
John M. Flowers, Jr.(6)............................................                    3,000                 *
John F. Burton (7).................................................                  130,000                0.5
C. Alan Peyser(8)..................................................                   64,000                0.1
Robert Ripp(9).....................................................                   81,675                 *
David E. MacWhorter(10)                                                                5,807                 *
Brian H. Hajost(11)................................................                    9,668                 *
Directors and executive officers as a group (10) persons                             791,436                2.7
--------------------

      Less than 1% of the outstanding Common Stock.


(1) Under applicable rules of the SEC, a person is deemed to be the beneficial owner of share of Common Stock if, among other things, he or she directly or indirectly has or shares voting power or investment power with respect to such shares. A person is also considered to beneficially own shares of Common Stock that he or she does not actually own but has the right to acquire presently or within the next sixty (60) days, by exercise of stock options or otherwise.

(2) The address of Mr. Kassner is 69 Spring Street, Ramsey, New Jersey 07446. Of the total shares shown, Mr. Kassner has shared voting and dispositive power with respect to 1,222,857 shares, including 80,000 shares underlying a warrant, held by Liberty Travel, Inc. of which Mr. Kassner is an officer, director, and stockholder. Of the shares reported as being held directly by Mr. Kassner, 354,000 are issuable upon the exercise of warrants and 4,000,000 shares are issuable upon the conversion of the Series M Convertible Preferred Stock.

(3) Does not include 755,747 shares issuable upon exercise of options of which all are subject to a holding period that expires on August 28, 1998.

(4) Does not include 262,195 shares issuable upon exercise of options of which all are subject to a holding period that expires on August 28, 1998.

(5) Does not include 74,695 shares issuable upon exercise of options of which all are subject to a holding period that expires on August 28, 1998.

(6) Does not include 46,951 shares issuable upon exercise of options of which all are subject to a holding period that expires on August 28, 1998.

(7)    All shares are issuable upon exercise of options.

(8)    Includes 55,000 shares issuable upon exercise of options.

(9)    Includes 76,675 shares issuable upon exercise of options.

(10) Does not include 28,659 shares issuable upon exercise of options of which all are subject to a holding period that expires on August 28, 1998.

(11) Does not include 28,049 shares issuable upon exercise of options of which all are subject to a holding period that expires on August 28, 1998.




                             EXECUTIVE COMPENSATION

Summary Compensation Table

    The Summary Compensation Table below lists the Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "Named Executives") as of the end of 1997 and their compensation for services in 1997, 1996 and 1995.

                                                                              Long-Term
                                                                             Compensation
                                                                                Awards
                                          Annual Compensation                ------------
                                ------------------------------------------    Securities    All Other
  Name and Principal                                         Other Annual     Underlying    Compen-
       Position          Year   Salary($)      Bonus($)     Compensation($)   Options(#)    sation($)
----------------------  -----  ----------   ------------  -----------------   ----------  -----------

James J. Leto.........   1997    305,000        70,000                          500,000
Chairman, President      1996    118,974(1)     34,066                          262,195
& Chief Executive
Officer
Jorge R. Forgues......   1997    156,417        55,000                          150,000
Chief Financial          1996     93,635(2)     31,500                           74,695
Officer & Senior Vice
President
John M. Flowers, Jr...   1997    154,167        45,000                          150,000
Senior Vice President,   1996    104,038(3)     25,000                           63,415
Engineering
David E. MacWhorter...   1997    144,167        32,500                          150,000
Senior Vice President,   1996    140,000        16,000                                0
Sales
Brian H. Hajost.......   1997    135,967        29,500                          150,000
Senior Vice President,   1996    102,000(4)     26,978                           60,976     42,697(5)
Marketing

----------

(1) Mr. Leto joined the Company as its Chief Executive Officer in May 1996.

(2) Mr. Forgues joined the Company as its Chief Financial Officer in April 1996.

(3) Mr. Flowers joined the Company as its Senior Vice President, Engineering in April 1996.

(4) Mr. Hajost joined the Company as an officer in March 1996.

(5) The amount shown constitutes temporary housing benefits and moving expenses paid for Mr. Hajost in 1996.

Stock Options

    The following table sets forth certain information concerning the grant of options to the Chief Executive Officer and the Named Executives in 1997. The Company has not granted any stock appreciation rights ("SARs").

                           Option Grants in Last Year

                               Individual Grants
                   -------------------------------------                Potential Realizable
                                Percent of                                Value at Assumed
                   Number of      Total                                Annual Rates of Stock
                   Securities    Options                                Price Appreciation
                   Underlying   Granted to    Exercise                    for Option Term
                    Options    Employees in    or Base    Expiration  ------------------------
       Name        Granted(#)      Year       Price($/sh)    Date          5%          10%
 ---------------- ----------- -------------  ------------ ----------  -----------  -----------
 James J. Leto...  500,000(1)      20%          $ 2.50      9/25/07   $  800,000   $1,995,000
 Jorge R. Forgues   50,000(1)       2%          $ 1.38      8/01/07   $   43,500   $  110,000
                   100,000(1)       4%          $ 2.50      9/25/07   $  160,000   $  399,000
 John M. Flowers,   50,000(1        2%          $ 1.38      8/01/07   $   43,500   $  110,000
 Jr..............  100,000(1)       4%          $ 2.50      9/25/07   $  160,000   $  399,000
 David E.          100,000(1)       4%          $ 2.50      9/25/07   $  160,000   $  399,000
 MacWhorter......   75,000(1)       3.5%        $ 1.38      8/01/07   $   65,250   $  165,000
 Brian H. Hajost.   50,000(1)       2%          $ 1.50      8/01/07   $   43,500   $  110,000
                   100,000(1)       4%          $ 2.50      9/25/07   $  160,000   $  399,000

----------

(1) Each of the indicated options was granted pursuant to the Company's Employee Incentive Stock Option Plan and vests in equal annual installments over two years from the date of grant, or, for the options held by the Chief Executive Officer and the Named Executives, upon the acquisition of the Company.

    The  following  table   summarizes  the  value  realized  upon  exercise  of
outstanding stock options and the value of the outstanding options held by the Chief Executive Officer and the other Named Executives.

                  Aggregated Option Exercises in Last Year and
                             Year-End Option Values

                                                   Number of Securities
                                                  Underlying Unexercised         Value of Unexercised
                                                     Options at Fiscal           In-the-Money Options
                      Shares                            Year-End(#)             at Fiscal-Year End($)(1)
                   Acquired on      Value       ---------------------------   ----------------------------
      Name         Exercise(#)    Realized($)   Exercisable   Unexercisable   Exercisable    Unexercisable
-----------------  ------------  ------------   -----------   -------------   -----------    -------------

James J. Leto....        0            0              0           762,195       $      0          $ 0
Jorge R. Forgues.        0            0              0           274,695              0            0
John M. Flowers,         0            0              0           263,415              0            0
Jr...............
David E.                 0            0              0           261,890              0            0
MacWhorter.......
Brian H. Hajost..        0            0              0           260,976              0            0
----------

(1) Computed by multiplying the number of options by the difference between (i) the per share market value of the Common Stock on 12/31/97 and (ii) the exercise price per share.

    The information set forth in the following Report and Performance Graph shall not be deemed incorporated by reference by anything incorporating by reference this Proxy Statement, future filings or generally into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference.

Report of the Board of Directors on Executive Compensation

    The Compensation Committee of the Board of Directors is directly responsible for the approval and administration of the compensation program for James J. Leto, the Company's President and Chief Executive Officer. The Compensation Committee is also responsible for the grant of options to the Company's employees under the Company's various stock option plans and administers the plans. In 1997, the Compensation Committee consisted of two outside directors of the Company, Robert P. Bernardi and Robert Ripp and James J. Leto, who did not participate in the administration of the compensation program related to his employment with the Company.

    Mr. Leto is responsible for the approval and administration of compensation programs for the other executive officers of the Company, including those named in the Summary Compensation Table, subject to review and approval by the Compensation Committee and the Board of Directors.

Executive Compensation Philosophy

    The Company's executive compensation program is designed to meet the following objectives:

    o To attract and retain highly qualified executives to lead and manage the Company by providing competitive total compensation packages;

    o   To reward executives based on the business performance of the Company;

    o To provide executives with incentives designed to maximize the long-term performance of the Company; and

    o To assure that objectives for corporate and individual performance are established and measured.

    For 1997, the components of the Company's executive compensation program included annual base salary and short-term incentive bonus plans. In 1997, stock options to purchase shares of the Company's Common Stock were awarded as a long-term incentive to executive officers of the Company as follows: James J. Leto, 500,000 shares; and each of Jorge R. Forgues, John M. Flowers, Jr., and Brian Hajost, 150,000 shares and David E. MacWhorter, 175,000 shares.

Base Salaries and Short Term Incentive Plans

    Base salaries for executive officers (including the Chief Executive Officer) are determined by evaluating the responsibilities associated with their respective positions and the experience of the officers and by reference to salaries paid in the competitive marketplace to executive officers with comparable ability and experience within the same industry following review of compensation information available in certain widely-known surveys and databases. Bonuses and annual salary adjustments, if any, are determined by evaluating performance taking into account such factors as achievement of the Company's strategic goals, assumption of additional responsibilities and attainment of specific individual objectives. The Board believes that stock ownership by management is especially beneficial in aligning management's and stockholders' interests in the Company.

    Base salaries are set by Mr. Leto for the other executive officers. No specific weight of relative importance is assigned to the various factors and compensation information considered. Accordingly, the Company's executive compensation policies and practices may be deemed informal and subjective, although they are based on such factors and detailed investigation.

Long-Term Incentive Plans

    The Company historically has provided long-term incentive compensation to attract, motivate and retain executive officers and other employees through grants of stock options under the Company's Employee Incentive Stock Option Plan. The Compensation Committee believes that this form of compensation closely aligns the interests of executive officers with those of the Company's shareholders and provides a major incentive in building shareholder value. The Compensation Committee designates the employees who shall be granted options and the amount and terms of the options granted. The number of stock options granted to each individual is based on his or her salary range, position, level of responsibility, and performance during the relevant year. All grants are made with an exercise price not less than the fair market value of the Common Stock on the date of grant.

    Section 162(m) of the Code imposes a limitation on the deductibility of nonperformance-based compensation in excess of $1 million paid to the Named Executives. The cash compensation of each of the Company's executive officers is substantially below the $1 million threshold. The options granted under the Company's stock option plans to date may not meet the requirement of being performance-based as that term is used in the section and consequently their exercise could reduce the compensation tax deduction that would otherwise be available to the Company if the spread between the exercise price and the then fair market value of the common stock should cause a specified executive's compensation to exceed $1 million. The Board of Directors currently believes that it should be able to continue to manage the executive compensation paid to the Named Executives so as to preserve the related federal income tax deductions.

Compensation Committee

Robert P. Bernardi
Robert Ripp

Employment Contracts, Termination of Employment Arrangements and Change of
 Control Agreements

         The Company has agreements with its officers that provide for their continued employment with the Company. The officers are eligible to receive severance equal to one-half of his or her annual compensation and the continuation of health and life insurance benefits in the event any of the officers is terminated without cause.

         The Company has entered into "change of control" agreement with the Company's officers and certain key employees. Pursuant to these agreements with the Company's officers, each such officer is eligible to receive, in the event that his or her employment is terminated within two years following a change of control of the Company, other than for just cause (as defined), death, disability (as defined), retirement or resignation other than for good reason (as defined), an amount equal to one and one-third times his or her annual compensation, continuation of health benefits and life insurance, and the acceleration of vesting for all options held. Certain key employees are eligible to receive, under the same terms as described herein, three-fourths of his or her annual compensation. For purposes hereof, "annual compensation" means wages, salary and incentive compensation for the calendar year immediately preceding the year in which the above-described severance payment becomes payable. In addition, pursuant to the terms of these agreements, a "change of control" includes a merger or acquisition of the Company resulting in a 50% or greater change in the total voting power of the Company immediately following such transaction.

Compensation Committee Interlocks and Insider Participation

         During the year ended December 31, 1997, the Company's Compensation Committee was composed of outside directors Robert P. Bernardi and Robert Ripp, and James Leto.

         The Company entered into consulting agreements with Mr. Bernardi and BCG, Inc. ("BCG") (of which Mr. Bernardi is the sole stockholder) that provided for BCG to make the services of Mr. Bernardi available to the Company. The consulting agreement was for an initial term ending January 31, 1999 and continued from year to year thereafter unless terminated by either the Company or Mr. Bernardi. The agreement with BCG provided for an annual consulting fee of $225,000, subject to increase upon review by the Board of Directors. The Company also agreed to employ Mr. Bernardi as Assistant Secretary at an annual salary of $5,000. The agreement provided demand registration rights to Mr. Bernardi with respect to securities of the Company owned by him or that he may acquire upon exercise of options. Each registration right terminated on the first anniversary following termination of the consulting agreement. The agreement prohibits Mr. Bernardi during the term of the agreement from certain associations with any business that competes with the Company.

    The Company has entered into the Bernardi Termination  Agreement with Robert
P. Bernardi, and BCG that provides for the termination, as of October 1, 1997, of the consulting agreement entered into between the parties as of May 28, 1996. In the Bernardi Termination Agreement, the Company agreed to pay BCG gross severance pay at the rate of $18,750 per month, beginning on October 1, 1997 and ending on September 1, 1998. Under the terms of this agreement, the Company also granted to Mr. Bernardi a warrant to purchase 50,000 shares of the Common Stock at $1.50 per share. The warrant has a term of five years. Furthermore, Mr. Bernardi held, prior to the execution of the Bernardi Termination Agreement, options to purchase 1,348,325 shares of Common Stock with exercise prices ranging from $2.60 to $6.82 per share. Under the terms of the Bernardi Termination Agreement, these options were converted into options to purchase 755,747 shares of Common Stock at an exercise price of $1.50 per share, the market price of the Common Stock on September 17, 1997. These options are not exercisable for a period of twelve months from October 1, 1997. The Company also agreed to employ Mr. Bernardi as an Assistant Secretary of the Company at an annual salary of $5,000. Mr. Bernardi will also receive annual health and dental insurance through December 31, 2003. The agreement prohibits Mr. Bernardi for one year from certain associations with any business that competes with the Company. Mr. Bernardi also has the right to cause the Company to register, at the Company's expense, shares of Common Stock held by Mr. Bernardi or issuable on exercise stock options in a registration statement on Form S-3 at any time prior to the termination of the Bernardi Termination Agreement or within one year thereafter.

Stock Performance Graph

    The following graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock for the period beginning with the Company's initial public offering on May 8, 1992 through December 31, 1997 with cumulative total return for the Nasdaq Stock Market (US) and for Nasdaq Computer & Data Processing Stocks (SIC code 737). The comparison assumes $100 was invested on May 8, 1992 in the Company's Common Stock at the $4.00 initial offering price and in each of the foregoing indices and assumes reinvestment of dividends, if any.


Measurement Period
(Fiscal Year Covered)   NIC-Common Stock      NASDAQ COMPOSITE     NASDAQ C&DPS
       5/8/92                 100                    100                100
     12/31/92                 115.63                 116.38             110.58
     12/31/93                 262.50                 133.59             117.02
     12/31/94                 115.63                 130.59             142.07
     12/31/95                  93.75                 184.68             216.36
     12/31/96                  76.55                 227.14             267.07
     12/31/97

                                                    Indexed/Cumulative Returns
                           Base Period -------------------------------------------------------
   Company/Index Name        5/8/92    12/31/92   12/31/93    12/31/94    12/31/95    12/31/96
------------------------  -----------  --------   --------    --------    --------    --------
NIC-Common Stock........     $ 100     $ 115.63   $ 262.50    $ 115.63    $  93.75    $  76.55
NASDAQ COMPOSITE........       100       116.38     133.59      130.59      184.68      227.14
NASDAQ Computer &
Data Processing Services       100       110.58     117.02      142.07      216.36      267.07



Certain Business Relationships and Related Transactions

    In December 1996, the Company entered into an agreement for a line of credit for up to $5,000,000 with Fred E. Kassner at an interest rate of 2% above a commercial lender's fluctuating prime rate. The line of credit is secured by a lien against all of the accounts receivables of the Company. In connection with the Kassner financing, the Company issued to Mr. Kassner warrants to acquire 100,000 shares of Common Stock, exercisable at $3.06 per share, and the Company is further obligated to issue to Mr. Kassner warrants to purchase 5,000 shares of Common Stock, exercisable at the market rate upon the date of borrowing under the line of credit, for each $500,000 the Company borrows under the line of credit. Mr. Kassner is the beneficial owner of more than five percent of the outstanding stock of the Company. On December 27, 1997, Mr. Kassner converted $4.0 million of the $5.0 million line of credit into equity. The Company issued 4,000 shares of Series M Convertible Preferred Stock. The Series M Convertible Preferred Stock is convertible into 4,000,000 shares of Common Stock at a price of $1.00 per share. As of April 1, 1998, none of the shares of the Series M Convertible Preferred Stock had been converted into Common Stock.




Compliance with Section 16(a) of the Securities Exchange Act

    Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's executive officers, directors and persons who own more than ten percent of the Common Stock (collectively, "Reporting Persons") to file initial reports of ownership and changes of ownership of the Common Stock with the SEC and the Nasdaq Stock Market. Reporting Persons are required to furnish the Company with copies of all forms that they file under
Section 16(a). Based solely upon a review of the copies of such forms received by the Company or written representations from Reporting Persons, the Company believes that, with respect to year 1996, all reports required of Reporting Persons pursuant to Section 16(a) were timely filed except that: late filings on Forms 4 were made for Messrs. Leto, Forgues and Hajost due to administrative errors on the part of the Company.

                       PROPOSAL 2 -- APPROVAL TO ELIMINATE
                 THE RESTRICTION ON THE NUMBER OF COMMON SHARES
                 ISSUABLE IN CONNECTION WITH THE SERIES L STOCK
                    AND ON EXERCISE OF THE INVESTOR WARRANTS
                             AND THE AGENT WARRANTS

         On December 8, 1997, the Company issued 3,250 units ("Units") consisting of (1) one share of Series L Stock and (2) warrants to purchase 75 shares of Common Stock at an exercise price of $1.00 per share. Accordingly, on December 8, 1997, the Company issued 3,250 shares of Series L Stock and Investor Warrants to purchase 243,750 shares of Common Stock. As a result of the issuance of 3,250 Units, the Company issued to The Zanett Securities Corporation ("Zanett"), for its services as placement agent, Agent Warrants to purchase 160,000 shares of Common Stock at an exercise price of $1.00 per share. The Investor Warrants and the Agent Warrants expire on December 8, 2002. The rights, preferences and privileges of the Series L Stock are set forth in a Certificate of Designations, Preferences and Rights of Series L Convertible Preferred Stock (the "Series L Certificate"), as filed with the Secretary of State of the State of Delaware. The Series L Certificate is annexed as Appendix A to this Proxy Statement and the following summary of the terms of the Series L Stock is qualified in its entirety by reference to the Series L Certificate. The terms of the Series L Stock, the Investor Warrants and the Agent Warrants were determined by the Board.

         Pursuant to the terms of the Securities Purchase Agreement dated as of December 8, 1997 (the "Securities Purchase Agreement") among the Company and Capital Ventures International, Zanett Lombardier, Ltd. and Bruno Guazzoni (the "Purchasers"), the Purchasers may purchase up to an additional 3,000 Units if the Company satisfies certain other conditions (one of which is that the Common Stock remain listed on the Nasdaq National Market), at two additional closings (up to 1,500 Units at each closing). Under the Placement Agency Agreement dated July 2, 1997 between the Company and Zanett, the Company is obligated to issue additional Agent Warrants to Zanett to purchase such number of shares of Common Stock as is equal to 8% of the quotient obtained by dividing the aggregate purchase price of the shares of Series L Stock and Investor Warrants issued to the Purchasers at such additional closings by $1.00. The initial exercise price of the Agent Warrants is $1.00 per share.

         The net proceeds of the 3,250 Units ($2.99 million) have been, and the net proceeds of any additional issuance of Units will be, used for working capital and general corporate purposes.

         Under the Registration Rights Agreement dated as of December 8, 1997 among the Company, the Purchasers and Zanett (the "Registration Rights Agreement"), the Company has granted each Purchaser and Zanett registration rights, whereby the Company is obligated to file a registration statement with the SEC as soon as practicable after each closing, but in no event later than the 60th day following each such closing, registering at least 135% of the shares of Common Stock issuable on conversion of, or otherwise with respect to, the Series L Stock and on exercise of, or otherwise pursuant to, the Investor Warrants and the Agent Warrants. Until such time as such registration statements are declared effective by the SEC, the holders of the Series L Stock ("Holders") and the holders the Investor Warrants and the Agent Warrants may not transfer such securities or the Common Stock issuable in connection therewith unless they comply with an exemption from such registration requirements. On April 9, 1998 registration statement has been declared effective by the SEC.

         The Investor Warrants and the Agent Warrants expire on December 7, 2002. The terms of the Series L Stock, the Investor Warrants and the Agent Warrants were determined by the Board.

         Conversion Rights. Each share of Series L Stock is convertible at the option of the Holder into the number of shares of Common Stock determined by dividing the initial purchase price of $1,000 by the "Conversion Price," which is the lesser of (a) the Fixed Conversion Price (which initially is $1.375) and
(b) the lowest closing sale price for the Common Stock on any single trading day during the ten trading days immediately preceding the conversion multiplied by the "Conversion Percentage." The "Conversion Percentage" is (a) 85% prior to the 48th day following December 8, 1997 (the "First Closing Date"), and (b) 81% for the period on or after the 48th day following the First Closing Date. In the event the Company's Common Stock is no longer designated for quotation on the Nasdaq National Market ("Nasdaq") and is designated for quotation on the Nasdaq Small Cap Market, the Conversion Percentage for each of the periods set forth above is permanently reduced by 2%. In addition, if the second and third closings under the Securities Purchase Agreement do not occur because the Company failed to obtain stockholder approval of the issuance of the securities in the second and third closings in accordance with Nasdaq Rule 4460(i), the Conversion Percentage for each period is permanently reduced by 10%.

         Under the requirements of a newly issued SEC staff position, the carrying value of the Series L Stock was increased by $772,000, or the corresponding amount allocated to beneficial conversion feature described below. The Company also recorded a related $772,000 non-cash charge to preferred stock dividends. In addition, as required under the newly issued SEC staff position, the Company would record similar non-cash charges to preferred stock dividends for all future offerings with below market conversion features.

         If (1) a registration statement described above is not declared effective by the SEC by the 150th day following the date it was required to be filed under the Registration Rights Agreement (the 90th day in the case of a registration statement on Form S-3) ("Registration Deadline"), (2) after the registration statement is declared effective by the SEC, sales of the shares of Common Stock registered thereunder cannot be made or (3) the Common Stock is not listed or included for quotation on Nasdaq, the Nasdaq Small Cap Market, the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX"), then each of the Conversion Percentages are permanently reduced. The Conversion Percentages are permanently reduced by an amount equal to the product of (i) 2% and (ii) the sum of (a) the number of months (prorated for partial months) after the Registration Deadline and prior to the date the registration statement is declared effective by the SEC and (b) the number of months (prorated for partial months) that sales cannot be made pursuant to an effective registration statement or the Common Stock is not listed or included for quotation on Nasdaq, the Nasdaq Small Cap Market, the NYSE or the AMEX. There are certain exceptions to this provision set forth in the Registration Rights Agreement. In addition, the aggregate reductions to each of the Conversion Percentages for failure to have the Common Stock listed on Nasdaq, the Nasdaq Small Cap Market, the NYSE or AMEX cannot exceed 10%. In addition, if any required registration statement has not been declared effective on or before the 60th day following the applicable Registration Deadline, or if, after the registration statement is declared effective, it cannot be utilized for more than 30 days after the earlier of the date the Company first becomes eligible to use Form S-3 or June 30, 1998, each of the Conversion Percentages applicable during such time are permanently reduced by 2% per week rather than 2% per month.

         The Conversion Price is adjusted if there is a stock split, stock dividend, combination, reclassification or similar event with respect to the Common Stock, if certain distributions with respect to shares of Common Stock are made, if certain purchase rights are distributed and in the event of certain mergers, certain consolidations, sale or transfer of all or substantially all of the Company's assets and certain share exchanges.

         If a Holder tenders his or her shares of Series L Stock for conversion and does not receive certificates for all of the shares of Common Stock to which such Holder is entitled (except in certain specified circumstances), then the Fixed Conversion Price is thereafter reduced to the lesser of (1) the then Fixed Conversion Price (prior to the adjustment required by this sentence) and (2) the lowest Conversion Price in effect during the period beginning on the conversion date and ending on the date the shares of Common Stock are delivered to the Holder. If the Company states that it will not deliver freely tradable shares of Common Stock on conversion of the Series L Stock (other than in circumstances permitted by the Registration Rights Agreement), then the Conversion Price is thereafter reduced to the lowest Conversion Price in effect at any time during the period beginning on the date of the default occurs and ending on the date such default is cured. In addition, certain conversion default payments accrue under Article VI of the Certificate of Designations, Preferences, and Rights of Series L Convertible Preferred Stock ("Series L Certificate").

         Subject to the provisions regarding the Cap Amount and provided that all shares of Common Stock issuable on conversion of all outstanding shares of Series L Stock are authorized and reserved for issuance, registered for resale under the Securities Act of 1933, as amended, and are eligible to be traded on the Nasdaq, the NYSE or the AMEX, each share of Series L Stock outstanding on the fourth anniversary of the First Closing Date is automatically converted into Common Stock.

         The Series L Stock has a liquidation preference of $1,000 per share plus the accrued "Premium." The Premium is 7% multiplied $1,000 multiplied by a fraction (1) the numerator is the number of days a share of Series L Stock is outstanding and (2) the denominator of which is 365. The Premium is payable at the time of conversion or redemption in cash or shares of Common Stock.

         The Series L Certificate provides that in no event shall the total number of shares of Common Stock issued upon conversion of the Series L Stock exceed the maximum number of shares of Common Stock that the Company may issue pursuant to Rule 4460(i) of the Nasdaq or any successor rule ("Cap Amount"). The Cap Amount is allocated pro rata among the Holders. The Company will seek approval from the holders of Common Stock to issue shares of Common Stock in connection with the Series L Stock, the Investor Warrants and the Agent Warrants in excess of the amounts permitted by Nasdaq Rule 4460(i)(1)(D).

         The exercise price of the Investor Warrants and the Agent Warrants (collectively, "Warrants") is adjusted in the event the Company issues, grants or sells any warrants, rights or options (whether or not immediately exercisable) to purchase Common Stock or securities that are convertible into or exchangeable for Common Stock at a price per share that is not based on a percentage of the market price of the Common Stock ("Fixed Price") or that may be converted into or exchanged for Common Stock at a Fixed Price that is less than the then exercise price of such Warrants. In such event, the exercise price of the Warrants is reduced to such Fixed Price and the number of shares issuable on exercise of the Warrants is adjusted so that it equals the number of shares issuable under the Warrants immediately prior to the adjustment multiplied by the per share exercise price prior to the adjustment divided by the exercise price after the adjustment.

         In the event of stock split, stock dividend, recapitalization, reorganization, reclassification or other subdivision of the Common Stock, the exercise price of the Warrants and the number of shares of Common Stock issuable on exercise of the Warrants are proportionately adjusted. The exercise price of the Warrants and the number of shares issuable on exercise are also adjusted in the event of certain mergers and consolidations, in the event of any sale or conveyance of all or substantially all of the Company's assets, in the event of certain distributions of its assets and in the event the Company distributes certain purchase rights.

         Dividends. The Series L Stock does not bear dividends and there is no provision for a sinking fund; accordingly, there are no provisions in the Series L Certificate restricting repurchase or redemption of the Series L Stock while there is a dividend or sinking fund arrearage. However, the Premium accrues as noted above.

         Ranking. Shares of Series L Stock rank prior to the Common Stock and any class or series of capital stock created after the creation of the Series L Stock (unless consent of the Holders is obtained as described below under "Voting Rights") and ranks pari passu with the Series K Stock and any class or series created after the creation of the Series L Stock that specifically states that it ranks pari passu with the Series L Stock and where the Holders have approved the issuance of such securities as described below under "Voting Rights." The Series L Stock ranks junior to the Series A Convertible Preferred Stock and the Series M Convertible Preferred Stock.

         Voting Rights. The Series L Stock generally has no voting rights except as otherwise provided by the Delaware General Corporation Law. However, the approval of the holders of a majority of the then outstanding shares of Series L Stock is required to: (1) alter or change the rights, preferences or privileges of the Series L Stock, (2) alter or change the rights, preferences or privileges of any capital stock of the Company so as to adversely affect the Series L Stock, (3) create any new class or series of capital stock ranking prior to or pari passu with the Series L Stock, (4) increase the authorized number of shares of Series L Stock, (5) issue any shares of Series L Stock other than pursuant to the Securities Purchase Agreement, (6) issue any additional shares of any securities ranking senior to the Series L Stock or (7) redeem, or declare or pay a cash dividend or distribution on, any securities junior to the Series L Stock.

         In the event the Holders approve a change described in clause (1) above, a dissenting Holder has the right for a period of 30 days to convert its shares of Series L Stock pursuant to the terms of the Series L Certificate as they existed prior to the change.

         Except in the event of a required conversion at maturity, no Holder is entitled to receive shares of Common Stock on conversion of its Series L Stock to the extent that the sum of (1) the shares of Common Stock owned by such Holder and its affiliates and (2) the shares of Common Stock issuable on conversion of the Series L Stock would result in beneficial ownership by such Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. Beneficial ownership for this purpose is determined in accordance with
Section 13(d) of the Exchange Act. This restriction cannot be amended or deleted unless the holders of a majority of the Common Stock and each Holder approves such amendment or deletion.

         Redemption Rights. In the event the unissued portion of any Holder's Cap Amount is less than 135% of the number of shares of Common Stock then issuable upon conversion of such Holder's Series L Stock and the Company fails to eliminate the prohibitions that have resulted in the existence of the Cap Amount within 90 days, then each Holder may (1) require (with the consent of the holders of 50% of the outstanding shares of Series L Stock) the Company to terminate the listing of the Common Stock on Nasdaq and to cause the Common Stock to be eligible for trading on the Nasdaq Small Cap Market or on the over-the-counter electronic bulletin board, at the option of the requesting Holder, or (2) require the Company to issue Common Stock at a Conversion Price equal to the average of the closing prices of the Common Stock on the five prior trading days. In addition, subject to the provisions discussed in the next paragraph, the Holder has the right to require the Company to redeem for cash at an amount equal to the "Redemption Amount" a portion of the Holder's Series L Stock such that, after giving effect to such purchase, the then unissued portion of the Holder's Cap Amount exceeds 135% of the total number of shares of Common Stock then issuable on conversion of its Series L Stock. The Redemption Amount per share of Series L Stock equals (1) $1,000 plus the accrued Premium plus all conversion default payments required under the Series L Certificate, multiplied by (2) the highest closing price of the Common Stock during the period beginning on the date of the redemption notice and ending on the date of redemption, divided by (3) the Conversion Price in effect on the date of the redemption notice.

         However, the Holders may not exercise a right of redemption in the circumstance described above so long as (i) the Company has not, at any time, decreased the number of shares of Common Stock reserved for issuance with respect to the Series L Stock ("Reserved Amount") below 12,500,000 shares of Common Stock; (ii) the Company shall have taken immediate action following the trigger date to increase the Reserved Amount to 200% of the number of shares of Common Stock then issuable upon conversion of the outstanding Series L Stock; and (iii) the Company continues to use its good faith best efforts to increase the Reserved Amount to 200% of the number of shares of Common Stock then issuable upon conversion of the outstanding Series L Stock. The Company will be deemed to have used "its good faith best efforts" to increase the Reserved

Amount so long as it solicits shareholder approval to authorize the issuance of additional shares of Common Stock no less than three times during each 12 month period following the trigger date.

         The terms of the Series L Stock provide the Holders with the right to require the Company to redeem its Series L Stock at the Redemption Amount (1) if the Company fails to issue shares of Common Stock on conversion of the Series L Stock other than in certain specified circumstances all of which are in the sole control of the Company, (2) the Company fails to remove any restrictive legend on shares of Common Stock issued on conversion of the Series L Stock when required by the Securities Purchase Agreement or the Registration Rights Agreement, (3) the Company states that it will not issue shares of Common Stock to Holders in accordance with the terms of the Series L Certificate (other than in circumstances where other remedies are provided in the Series L Certificate), or (4) the Company shall (a) sell all or substantially all of its assets, (b) merger or consolidate with another entity, or (c) have approved, recommended or otherwise consented to any transaction or series of transactions which results in 50% or more of the voting power of its capital stock being owned beneficially by any one person or group within the meaning of Section 13(d) of the Exchange Act.

         The Holders do not have a right of redemption if the Common Stock is suspended from trading on any of, or is not listed on at least one of, the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq Small Cap Market for an aggregate of 10 trading days in any nine month period, and in such circumstance the Company is required to pay to the Holders within five (5) business days of the occurrence of that redemption event, as liquidated damages, an amount equal to 25% of the aggregate face amount of the shares of Series L Stock then held by each Holder. The liquidated damages are payable, at the Company's option, in cash or shares of Common Stock, such stock based upon a price per share equal to 50% of the lowest closing price of the Common Stock during the 10 consecutive trading day period immediately preceding the date of such redemption event. The Company is obligated to keep reserved 3,000,000 shares of Common Stock to satisfy its obligation with respect to the liquidated damages. In the event that the number of shares required to be issued by the Company with respect to the amount of liquidated damages exceeds 3,000,000 shares of Common Stock, and the Company does not have a sufficient number of shares of Common Stock authorized and available for issuance to satisfy its obligation with respect to the liquidated damages, the Company shall issue and deliver to the Holders all 3,000,000 shares of Common Stock so reserved for that purpose and, upon such issuance, the Holders shall have no right of redemption, but shall retain all other remedies to which they may be entitled at law or in equity, which remedies shall not include the right of redemption.

         In the event that the Company is required to pay the Redemption Amount, and if it should fail to do so, the Company is further obligated to (1) pay interest on such amount at the rate of 24% per annum until such Holder's Series L Stock is redeemed and (2) such Holder has the right to require the Company to convert the Redemption Amount plus accrued interest into shares of Common Stock at the lowest Conversion Price in effect during the period beginning on the date the Holder submitted its redemption notice and ending on the date of conversion.

         The Company has the right to redeem all (but not less than all) of the outstanding Series L Stock (other than shares that are subject to a notice of conversion) at any time when it is not in material violation of its obligations under the Series L Certificate, the Securities Purchase Agreement or the Registration Rights Agreement at the "Optional Redemption Amount." The Company can only exercise this right once. The Optional Redemption Amount per share of Series L Stock is the greater of (1) the sum of the face amount, the accrued
Premium and all conversion default payments accrued through the date of redemption and (2) (a) the sum of $1,000, the accrued Premium and all conversion default payments required under the Series L Certificate, multiplied by (b) the volume weighted average sales price of the Common Stock on the trading day immediately preceeding the optional redemption notice, divided by (c) the Conversion Price in effect on the date of the optional redemption notice. In the event the Company fails to pay any Holder its Optional Redemption Amount, then
(1) the Holder is entitled to interest on such amount at the rate of 24% per annum until the later of the date such Holder's Series L Stock was to be redeemed or until the Company notifies the Holder that it will not redeem such Holder's Series L Stock and (2) such Holder has the right to require the Company to convert such Holder's Series L Stock into shares of Common Stock at the lowest Conversion Price in effect during the period beginning on the date the Company elected to redeem such shares and ending on the 20th trading date following the date such Series L Stock was to be redeemed.

Nasdaq Rule

         Rule 4460 of Nasdaq, which is applicable to the Company because the Company's shares of Common Stock are presently included for quotation on the Nasdaq National Market sets forth the corporate governance standards for such securities. Section (i) of Rule 4460 provides:

                  (1) Each NNM [Nasdaq National Market] issuer shall require shareholder approval of a plan or arrangement under subparagraph (A) below or, prior to the issuance of designated securities under subparagraph (B), (C) or (D) below:

                           . . . (D) in connection with a transaction other than a public offering involving:

                           (i) the sale or  issuance  by the  issuer  of  common
                  stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders of the company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or

                           (ii) the sale or  issuance  by the  company of common
                  stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

                  (2) Exceptions may be made upon application to the Association when:

                           (A) the delay in securing  stockholder approval would
                  seriously   jeopardize   the   financial   viability   of  the
                  enterprise; and

                           (B) reliance by the company on this exception is expressly approved by the Audit Committee of the Board or a comparable body.

                  A company relying on this exception must mail to all shareholders not later than ten days before issuance of the securities a letter alerting them to its omission to seek the shareholder approval that would otherwise be required and indicating that the Audit Committee of the Board or a comparable body has expressly approved the exception.

         Nasdaq Rule 4460(i)(1) provides that the limit set forth in subparagraph (D) does not apply if a company's stockholders approve the issuance of the securities subject to the rule. In the event stockholder approval is not obtained, the Company will be required to redeem the excess shares of Series L Stock as described above.

Stockholder Approval

         The Board desires to be able to issue shares of Common Stock in connection with the Series L Stock and on exercise of the Investor Warrants and the Agent Warrants (including, without limitation, shares of Common Stock issuable on conversion of and as Premium on Series L Stock and on exercise of Investor Warrants and Agent Warrants that have not been issued as of the date of this Proxy Statement) without regard to the 20% limits of Nasdaq Rule 4460(i)(1)(D). The Board believes it would be in the best interests of the Company if the Company could issue such shares of Common Stock to the Holders rather than being required to redeem the Series L Stock at the required redemption price. See "Redemption Rights" above. The Board believes this provision could result in a forced redemption at a time when the Company might not have, and could not raise, the cash necessary to redeem the shares of Series L Stock. The Board desires to have the ability to retain cash for the use of the Company for other purposes. In addition, the Board believes it is in the best interests of the Company to receive this approval so that it can issue additional Units as required by the terms of the Securities Purchase Agreement and so that it retains the ability to obtain additional financing for the Company when necessary and upon such terms as the Board determines to be advisable. The actual number of shares issuable upon conversion of and as Premium on the Series L Stock and on exercise of the Investor Warrants and the Agent Warrants cannot be determined until the conversion or exercise takes place.

         To date, only 3,250 shares of Series L Stock have been issued. However, under the Securities Purchase Agreement, the Company is obligated to issue an additional 3,000 shares of Series L Stock in certain circumstances. As of March 25, 1998, the Conversion Price was $.86 per share and the 3,250 shares of Series L Stock (including the Premium accrued through such date) were convertible into approximately 2,800,000 shares of Common Stock. If such additional 3,000 shares of Series L Stock had been outstanding on March 25, 1998, such shares of Series L Stock (including the Premium accrued through such date) would have been convertible into approximately 2,400,000 shares of Common Stock at a Conversion Price of $.86 per share. If stockholder approval is not obtained (and assuming a Conversion Price of $.86 per share), the Company would be required to redeem 1,400,000 shares of Common Stock at a redemption price with a discount equal to four to 19% of the current market price if 6,250 shares of Series L Stock were outstanding.

Vote Required

         The affirmative vote of the holders of a majority of the Common Stock present or represented and entitled to vote at the Meeting is required to approve the proposal to eliminate the restriction on the number of shares of Common Stock issuable in connection with the Series L Stock and on exercise the Investor Warrants and the Agent Warrants. An abstention from voting by a stockholder present in person or represented by proxy at the Meeting has the same effect as a vote against the matter.

          The Board recommends a vote FOR the approval to eliminate the restriction on the number of shares issuable in connection with the Series L
     Stock and on exercise of the Investor Warrants and the Agent Warrants.


  PROPOSAL 3 - TO CONSIDER AND VOTE UPON A PROPOSAL TO ADOPT THE NETWORK IMAGING
               CORPORATION AMENDED AND RESTATED 1997 DIRECTOR STOCK OPTION PLAN

    At the Meeting, the shareholders are being asked to approve the adoption of the Network Imaging Corporation Amended and Restated 1997 Director Stock Option Plan (the "DSOP"), as adopted by the Board of Directors, and the reservation of 360,000 shares of Common Stock for issuance thereunder. The DSOP shall become effective upon shareholder approval.

    The description that follows is an overview of the material provisions of the DSOP and is qualified in its entirety by references to the DSOP. A copy of the complete DSOP is attached hereto as Appendix B.

Description of the DSOP

    Purpose. The purpose of the DSOP is to encourage ownership in the Company by outside directors of the Company, whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

    Administration. The DSOP shall be administered by the Board of Directors ("Board of Directors"). The interpretation and construction by the Board of Directors, to the full extent permitted by law, final.

    Eligibility. Directors of the Company who are not executive officers of the Company or any subsidiary of the Company and are not serving on the Board of Directors as a representative of any institutional investor ("outside Directors") shall be eligible to participate in the DSOP.

    Shares Subject to the DSOP. The maximum number of shares of the Company's Common Stock that may be issued under the DSOP shall be 360,000, subject to adjustment as provided in the DSOP.

      Terms, Conditions and Form of Options. Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

         (a) Option Grant Dates. Subject to the terms of the DSOP, an option to purchase Common Stock shall be granted automatically to each outside director elected to the Board of Directors after the effective date of this DSOP, at the end of each calendar quarter.

         (b) Share Subject to Option. The number of shares covered by the option is 7,500 per each calendar quarter.

         (c) Option Exercise Price. The option exercise price per share for each option granted under the Plan shall equal to (i) the closing sales price per share of the Company's Common Stock on the Nasdaq National Market (or, if the company is traded on a nationally recognized securities exchange on the date of grant, the reported closing sales price per share of the Company's Common Stock by such exchange) on the lowest day during the last month of each calendar quarter (i.e., March, June, September, and December). The date of grant, for purposes of the option and its vesting schedule, shall be the date that option is granted or (ii) if the Common Stock is not traded on Nasdaq National Market or an exchange, the fair market value per share on the lowest closing sale price for the last calendar month of a quarter.

         (d) Vesting and Exercise Period. Each Option granted to a Full-Term Director shall vest ninety (90) days following the date of grant if such Full-Time Director is still serving as a director of the Company at such time. Each Option may be exercised on a cumulative basis as to be the vested number of shares at any time or from time to time, in whole or in part; provided that, subject to the provisions of Section 5 (f), no Option may be exercised more that one year after the optionee ceases to serve as a director of the Company or for a number of shares greater than that which was vested at the time the optionee ceased to serve as a director of the Company. No Option shall be exercisable after the expiration of ten years from the date of grant.

    Amendment of the DSOP. The Company, insofar as permitted by law, may at any time amend, suspend or discontinue the DSOP except that no revision or amendment may increase the number of shares of Common Stock under the DSOP, materially increase the benefits accruing to participants under the DSOP or otherwise materially modify the requirements for eligibility without the approval of the shareholders of the Company.

    Tax Consequences. The DSOP is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Participants will not recognize income for federal income tax purposes either upon enrollment in the DSOP or upon purchase of shares thereunder. All tax consequences of purchasing shares under the DSOP are deferred until the participant sells or otherwise disposes of the shares or dies. The Company will be entitled to a deduction for federal income tax purposes to the extent that a participant recognizes ordinary income on a disqualifying disposition of the shares in the year of the disqualification, but not if a participant meets the holding requirements. The foregoing is intended to be a brief summary of the tax consequences of transactions under the DSOP based on federal tax laws in effect on April 1, 1997. As federal and state tax laws may change, the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances.

    The affirmative vote of a majority of the outstanding shares of Common Stock present or represented and entitled to vote at the Meeting is required to approve the adoption of the Employee Stock Purchase Plan.

    The Board of Directors unanimously recommends a vote for the adoption of the Director Stock Option Plan.

 PROPOSAL 4 -- APPROVAL OF AMENDMENT TO THE 1994 KEY EMPLOYEE INCENTIVE STOCK
               OPTION PLAN

    The Company believes that stock options are an important incentive in attracting, retaining and motivating key personnel who can contribute to the successful conduct of its business and affairs. In order to provide such incentive, the Board of Directors has adopted, and the Company's stockholders have approved, among other plans, the 1994 Key Employee Incentive Stock Option Plan (the "1994 Plan").

    Through January 1994, when considering the grant of a number of options for which there were not enough shares available under an existing plan, the Board of Directors followed the practice of adopting a new plan instead of amending an existing plan to increase the number of shares available for grant thereunder. Since that time, the Board of Directors has followed the practice of increasing the number of shares available for grant under the 1994 Plan and on March 5, 1998 approved an increase under that Plan from 6,000,000 to 7,000,000 shares. At the time of the Board's action, only 1,100,000 shares remained available for the grant of options under all the Plans. The Board of Directors believes that the adoption of this amendment will allow the Company to continue to utilize stock options as an incentive in attracting, retaining and motivating key personnel who can contribute to the successful conduct of its business and affairs.
Whether additional plans or increases in the number of available shares under existing plans are necessary in the future will depend on the Board's continuing assessment of the arrangements necessary to attract, retain and motivate key personnel. Stockholders are being asked to approve this increase so that options granted with respect to the increased shares may qualify as Incentive Stock Options under the Code. The amendment is being implemented by changing the number of shares referred to in Section 4 of the Plan to 7,000,000 shares.

    The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the meeting is required to approve an increase in the number of shares available for issuance under the 1994 Plan.

    The Board of Directors recommends that stockholders vote FOR the proposed amendment to increase the number of shares available for issuance under the 1994 Key Employee Incentive Stock Option Plan.

General Description of the 1994 Plan

    The 1994 Plan is intended to provide incentive to eligible participants by affording them opportunities to purchase shares under (a) incentive stock options ("Incentive Stock Options") as that term is defined under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") and (b) other stock options ("Non-Qualified Stock Options"). To the extent that the aggregate fair market value (determined at the time of grant) of the shares for which Incentive Stock Options are exercisable for the first time by a person during any calendar year under all incentive stock option plans of the Company exceeds $100,000, such options are treated as options which are not Incentive Stock Options.

    The 1994 Plan is administered by the Company's Board of Directors or a committee of directors appointed by the Board. See "Board Committees and Meetings." Subject to the terms of the 1994 Plan, the Board has the authority:
(a) to determine the individual persons to whom options shall be granted, the number of shares to be subject to each option, the purchase price of the shares under each option, the times at which options shall be granted and shall vest, and the provisions of the instruments by which options shall be evidenced; (b) to interpret the 1994 Plan; and (c) to make all determinations necessary or advisable for the administration of the 1994 Plan.

    The 1994 Plan will terminate no later than ten years after the date of its adoption by the Board of Directors. Options granted pursuant to the Plans will terminate at a date fixed by the Board, but no later than ten years after the date the options are granted. Each Incentive Stock Option granted to a person who owns, directly or indirectly, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company, as contemplated by Code Sections 422(b)(6) and 424(d) ("Ten-Percent Shareholder"), will expire no later than five years after the date of the grant of the option.

    The Board is authorized to grant options for up 7,000,000 shares under the 1994 Plan. When an option expires or terminates prior to the end of the period during which options may be granted under the 1994 Plan, new options may be granted under the 1994 Plan to purchase any shares not purchased pursuant to the expired or terminated option.

    Options granted under the 1994 Plan become exercisable at one time or in two or more installments as determined by the Board and provided in the agreement evidencing the option. Options generally become exercisable on a cumulative basis in two equal installments on each of the first two anniversaries of the date of grant.

    Under the terms of the Plan, each Incentive Stock Option granted must have an exercise price of at least 100% of the fair market value of a share at the time of the grant (at least 110% of such value in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder pursuant to Plan) and, during the lifetime of the optionee, be exercisable only by the optionee. Accepted forms of payment of the exercise price include cash or check and, in addition, for options issued on and after March 14, 1995: shares of common stock previously owned by the optionee, with certain qualifications; in the case of registered option shares and subject to certain limitations, exercise through a broker's sale of the option shares with proceeds covering the option price remitted to the Company; or a combination of the foregoing. Option agreements issued on and after March 14, 1995 also allow tax withholding of shares where shares are to be delivered to or retained by the Company in connection with an exercise of an option.

    Certain options may be exercised, after an optionee's employment terminates, for the number of shares then vested (or may be exercised in full in the case of death) for a period of three months, subject in each case to the stated term of the option. In other cases, an Option continues to be exercisable for the number of shares as to which it was exercisable at the date of termination of the optionee's association with the Company and, generally, terminates on the date which is three months thereafter in the case of an Incentive Stock Option or one year thereafter in the case of any other option or, if earlier, the expiration date of the option; provided however, that if such termination of association is by reason of the optionee's death or disability (within the meaning of Section 122 (c)(6) of the Code), then the option immediately becomes exercisable in full and terminates on the date which is one year thereafter or, if earlier, the expiration date of the option. In May 1996 the period of post employment exercise was generally extended to three years in the case of Non-Qualified Stock Options and where termination is by reason of the optionee's death or disability.

    The number of shares subject to the 1994 Plan, and the number and price of shares subject to any option then outstanding thereunder, will be proportionately adjusted to reflect, as deemed equitable and appropriate by the Company's Board of Directors, any stock dividend, stock split or share combination of the common stock or any recapitalization of the Company. In the event of certain business combinations and reorganizations (such as a merger, consolidation, sale of substantially all the assets, reorganization, dissolution or liquidation of the Company) in connection with which all the outstanding shares of common stock are converted into or exchangeable for other securities or other property, each outstanding option shall terminate, but the optionee shall have the right, immediately prior to such event, to exercise the option in full without regard to the otherwise applicable vesting schedule; provided that, under certain circumstances, the optionee shall not have such immediate exercise right, but in that case the option, to the extent not previously exercised, shall continue in effect and subject to the applicable vesting schedule, but shall pertain not to shares but to the securities or other property into or for which the remaining shares would have been convertible or exchangeable had they been outstanding at the effective time of the transaction. For example, in the case of a merger of the Company into another company, if each share of common stock is to be converted into two shares of preferred stock of the acquiring company, the optionee shall be entitled to acquire, upon exercise of an option, two shares of that preferred stock.

Amended Plan Benefits

    The following table shows the number of shares subject to outstanding options under the 1994 Plan as of April 1, 1998 for each of the Company's Chief Executive Officer and the Named Executives at December 31, 1997, all seven current executive officers as a group, all current directors who are not, and at December 31, 1997 were not, executive officers as a group and all non-executive officer employees as a group. The number of shares reflect reductions resulting from the Company's Option Repricing Program.

                                                                   Number of
           Name and Position                                       Options(1)
-------------------------------------------                        ---------

James J. Leto..............................                         762,195
Chairman of the Board, Chief Executive
Officer and President
Jorge R. Forgues...........................                         274,695
Chief Financial Officer and Senior Vice
President                                                           263,415
John M. Flowers, Jr........................
Senior Vice President, Engineering
David E. MacWhorter........................                         263,415
Senior Vice President, Sales
Brian H. Hajost............................                         260,976
Senior Vice President, Marketing
Current Executive Officers as a Group
(6 persons)................................                       2,034,451
All Non-Executive Directors as a Group (4
persons)...................................                         378,000
All Non-Executive Officer Employees as a
Group (167 persons)........................                       2,787,549

----------

(1) All options were granted at exercise prices equal to or greater than the fair market value of the common stock at the date of grant. Because optionees must pay the exercise price to the Company to acquire shares upon exercise of an option, the dollar value of benefits received by or allocated to the optionees on the grant date was zero. The per share exercise prices range from $1.38 to $2.50. On March 25, 1998, the last sale price for the Common Stock as reported by NASDAQ was $1 1/16 per share.

    The following table provides information concerning the values of exercisable and unexercisable options under all of the Company's stock option plans as of April 1, 1998. The values shown in the table are based on the spread between the exercise prices of in-the-money options and $1 1/16, the last sale price for the common stock on March 25, 1998 as reported by NASDAQ. The values assume that the shares could be sold at current market prices and do not reflect restrictions on the sale of the shares as to which certain of the executive officers may be subject as affiliates of the Company. The numbers and values of options in the following table reflect the Company's Option Repricing Program.

                               Outstanding Options

                                              Total Options                Option Value
   Name of Individual, Group and        ---------------------------  ---------------------------
     Number of Persons in Group         Exercisable   Unexercisable  Exercisable   Unexercisable
------------------------------------    ------------  -------------  -----------   -------------
James J. Leto.......................            0         762,195          0              0
Jorge R. Forgues....................            0         274,695          0              0
John M. Flowers, Jr.................            0         263,415          0              0
David E. MacWhorter.................            0         261,890          0              0
Brian H. Hajost.....................            0         260,976          0              0
Current Executive Officers as a Group
  (6 persons)........................           0       2,034,451          0              0
Current Non-Executive Directors as a
  Group (4 persons)..................     378,000         126,000          0              0
All Non-Executive Employees as a
  Group (164 persons)................                                      0              0


Certain Federal Income Tax Consequences

    The following discussion summarizes the federal income tax consequences to Plan participants who may receive awards under the Plans. This summary is based upon the provisions of the Code in effect as of September 30, 1995, and regulations and interpretations with respect to the applicable provisions of the Code as of that date.

    A participant who is granted an Incentive Stock Option will not recognize income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises an Incentive Stock Option while employed by the Company or within the three-month period after termination of employment, no ordinary income will be recognized by the participant at that time but the excess of the fair market value of the shares acquired by such exercise over the option price will be a tax adjustment item for purposes of the federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of until more than two years after the date of grant and one year after the date of transfer of the shares to the participant (statutory holding periods), the excess of the sale proceeds over the aggregate option price of such shares will be long-term capital gain. Except in the event of death, if the shares are disposed of prior to the expiration of the statutory holding periods (a "Disqualifying Disposition"), the excess of the fair market value of such shares at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if sustained, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and the Company will be entitled to a federal tax deduction in a like amount).

    A participant who receives a Non-Qualified Stock Option grant will not recognize income and the Company will not be allowed a deduction at the time such an option is granted. Except as discussed below, when a participant exercises a Non-Qualified Stock Option, the difference between the option price and any higher market value of the stock on the date of exercise will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company. The capital gain holding period of the shares acquired will begin one day after the date the Non-Qualified Stock Option is exercised. When a participant disposes of shares acquired by the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon the holding period of the shares. If the amount received is less than the market value of the shares on the date of exercise, the loss will be treated as short-term or long-term capital loss, depending upon the holding period of the shares.

    If payment of the option price of a Non-Qualified Stock Option is made by delivery of shares, the transaction is considered to be a tax-free exchange on a share-for-share basis of the previously owned shares at their then fair market value for the Non-Qualified Stock Option shares at the option price. Any
Non-Qualified Stock Option shares received by the optionee in excess of the number of shares surrendered will be taxed at ordinary income tax rates on their fair market value. Payment of the option price of an Incentive Stock Option by means of Incentive Stock Option shares will be subject to the rules regarding Disqualifying Dispositions.

    If a participant who is subject to the insider trading rules of Section 16(b) of the 1934 Act receives shares by reason of the exercise of a Non-Qualified Stock Option, the participant will recognize ordinary income equal to the excess of the fair market value of the shares received over the amount paid for the shares, if any, on the earlier of (i) the first day the sale of such shares at a profit is no longer subject to Section 16(b) of the 1934 Act
(which may be the date of exercise), or (ii) six months less one day from the date of exercise of the option (the "Recognition Date"), and the Company will be entitled to a deduction of a like amount for federal income tax purposes at that time. The income when recognized will include any appreciation in the value of the stock realized on the Recognition Date, and the capital gain holding period will not begin until the Recognition Date. However, if the Recognition Date is not the date of exercise, such a participant may elect to have the normal rules described with respect to Non-Qualified Stock Options apply by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the exercise of the Non-Qualified Stock Option.

PROPOSAL 5 -- RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The Board of Directors, upon the recommendation of the Audit Committee, has appointed Ernst & Young LLP, independent accountants, as auditors of the Company to examine and report to stockholders on the consolidated financial statements of the Company and its subsidiaries for the year ending on December 31, 1998. Ernst & Young LLP currently serves as the Company's independent accountants. Representatives of Ernst & Young LLP will be present at the Meeting and will be given an opportunity to make a statement. They also will be available to respond to appropriate questions from stockholders.

    Although ratification of the appointment of Ernst & Young LLP is not required, the Board of Directors requests that the stockholders ratify the appointment. If ratification is not obtained, the Board will reconsider the matter of appointment of independent accountants for the Company.

    The Company engaged Ernst & Young LLP effective June 25, 1996 as independent accountants to examine the consolidated financial statements of the Company for the year ending December 31, 1996. Ernst & Young LLP replaced Price Waterhouse LLP. The Company's decision to retain Ernst & Young LLP and discontinue the engagement of Price Waterhouse LLP as the Company's principal independent accountants was approved by the Board of Directors of the Company. There have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Price Waterhouse LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report for the years ended December 31, 1995 and December 31, 1994.

    The affirmative vote of a majority of the outstanding shares of Common Stock present or represented and entitled to vote at the Meeting is required to ratify the appointment of Ernst & Young LLP.

    The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of Ernst & Young as the Company's independent accountants for year 1998.

                              SHAREHOLDER PROPOSALS

    The Company anticipates that its 1999 annual meeting of stockholders will be held in June, 1999. In order to be considered for that meeting, shareholder proposals must be received by the Company no later than December 24, 1998. Stockholders should send their proposals to the Company's corporate headquarters address and must be submitted in accordance with Rule 14a-8 of the Exchange Act on or before December 24, 1998.

                                 OTHER BUSINESS

    The Board of Directors does not intend to bring any other matter before the Meeting and does not know of any other business which others will present for consideration at the Meeting. Except as the Board of Directors may otherwise permit, only the business set forth and discussed in the Notice of Annual Meeting of Stockholders and this Proxy Statement may be acted on at the Meeting. If any other business does properly come before the Meeting the proxy holders will vote on such matters according to their discretion.

By Order of the Board of Directors

/s/ JULIA A. BOWEN
JULIA A. BOWEN
Vice President, General Counsel
and Assistant Secretary

    All stockholders are urged to complete, sign, date, and return the accompanying proxy card in the enclosed postage-paid envelope. Thank you for your prompt attention to this matter.

                                                                      APPENDIX A



                          CERTIFICATE OF DESIGNATIONS,
                             PREFERENCES AND RIGHTS

                                       of

                      SERIES L CONVERTIBLE PREFERRED STOCK

                                       of

                           NETWORK IMAGING CORPORATION

                         (Pursuant to Section 151 of the
                        Delaware General Corporation Law)


         Network Imaging Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Corporation pursuant to authority of the Board of Directors as required by Section 151 of the Delaware General Corporation Law.

         RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (the "Board of Directors" or the "Board") in accordance with the provisions of its Certificate of Incorporation and Bylaws, each as amended and restated through the date hereof, the Board of Directors hereby authorizes a series of the Corporation's previously authorized Preferred Stock, par value $.0001 per share (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows:

         Series L Convertible Preferred Stock:


                            I. DESIGNATION AND AMOUNT

         The designation of this series, which consists of 6,250 shares of Preferred Stock, is the Series L Convertible Preferred Stock (the "Series L Preferred Stock") and the face amount shall be One Thousand U.S.
Dollars ($1000.00) per share (the "Face Amount").

                                II. NO DIVIDENDS

         The Series L Preferred Stock will bear no dividends, and the holders of the Series L Preferred Stock shall not be entitled to receive dividends on the Series L Preferred Stock.

                            III. CERTAIN DEFINITIONS

         For purposes of this Certificate of Designation, the following terms shall have the following meanings:

A. "Closing Price" means, for any security as of any date, the last sale price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to holders of a majority of the then outstanding shares of Series L Preferred Stock if Bloomberg Financial Markets is not then reporting Closing Prices of such security (collectively, "Bloomberg"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to holders of a majority of the then outstanding shares of Series L Preferred Stock, with the costs of such appraisal to be borne by the Corporation.

B. "Conversion Date" means, for any Optional Conversion, the date specified in the notice of conversion in the form attached hereto (the "Notice of Conversion"), so long as the copy of the Notice of Conversion is faxed (or delivered by other means resulting in notice) to the Corporation before Midnight, New York City time, on the Conversion Date indicated in the Notice of Conversion. If the Notice of Conversion is not so faxed or otherwise delivered before such time, then the Conversion Date shall be the date the holder faxes or otherwise delivers the Notice of Conversion to the Corporation. The Conversion Date for the Required Conversion at Maturity shall be the Maturity Date (as such terms are defined in Paragraph D of Article IV).

C. "Conversion Percentage" shall initially have the meaning set forth below during each of the periods set forth below. In the event, the Corporation's Common Stock is no longer designated for quotation on the Nasdaq National Market ("Nasdaq") and is designated for quotation on the Nasdaq Small Cap Market, the Conversion Percentage for each of the periods set forth below shall be permanently reduced by two percent (2%) to 83% and 79%, respectively. In addition, in the event that the second closing and third closing under the Securities Purchase Agreement (as defined herein) do not occur by virtue of the Corporation's failure to obtain the Stockholder Approval contemplated by Section 4(n) of the Securities Purchase Agreement, the Conversion Percentage for each of the periods set forth below shall be permanently reduced by ten percent (10%) to 75% and 71%, respectively. The Conversion Percentages also shall be subject to adjustment as provided herein and as provided in Section 2(c) of the Registration Rights Agreement (as defined herein):

If the Conversion Date is:                 Then the Conversion Percentage is:

Prior to the 48th day following                            85%
the First Closing Date

On or after the 48th day following                         81%
the First Closing Date

D. "Conversion Price" means the lower of the Fixed Conversion Price and the Variable Conversion Price, each in effect as of such date and subject to adjustment as provided herein.

E. "First Closing Date" means the date of the first closing under that certain Securities Purchase Agreement by and among the Corporation and the purchasers named therein with respect to the initial issuance of the Series L Preferred Stock (the "Securities Purchase Agreement").

F. "Fixed Conversion Price" means $1.375 and shall be subject to adjustment as provided herein.

"N" means the number of days from, but excluding, the date of original issuance of such share of Series L Preferred Stock.

G.  "Premium" means an amount equal to (.07)x(N/365)x(1,000).

H. "Variable Conversion Price" means, as of any date of determination, the amount obtained by multiplying the Conversion Percentage then in effect by the lowest Closing Price for the Corporation's Common Stock, par value $.0001 per share ("Common Stock"), on any single trading day during the ten (10)
consecutive trading days ending on the trading day immediately preceding such date of determination (subject to equitable adjustment for any stock splits, stock dividends, reclassifications or similar events during such ten (10) trading day period), and shall be subject to adjustment as provided herein.

                                 IV. CONVERSION

A. Conversion at the Option of the Holder. (i) Subject to the limitations on conversions contained in Paragraph C of this Article IV, each holder of shares of Series L Preferred Stock may, at any time and from time to time, convert (an "Optional Conversion") each of its shares of Series L Preferred Stock into a number of fully paid and nonassessable shares of Common Stock determined in accordance with the following formula if the Corporation timely redeems the Premium thereon in cash in accordance with subparagraph (ii) below:


1,000
-----
Conversion Price

or in accordance with the following formula if the Corporation does not timely redeem the Premium thereon in accordance with subparagraph (ii) below:

1,000 + the Premium
-------------------
Conversion Price

(ii) (a) The Corporation shall have the right, in its sole discretion, upon receipt of a Notice of Conversion or in the event of a Required Conversion at Maturity, to redeem any portion of the Premium subject to such conversion for a sum of cash equal to the amount of the Premium being so redeemed. All cash redemption payments hereunder shall be paid in lawful money of the United States of America at such address for the holder as appears on the record books of the Corporation (or at such other address as such holder shall hereafter give to the Corporation by written notice). In the event the Corporation so elects to redeem all or any portion of the Premium in cash and fails to pay such holder the applicable redemption amount to which such holder is entitled by depositing a check in the U.S. Mail to such holder within three (3) business days of receipt by the Corporation of a notice of Conversion (in the case of a redemption in connection with an Optional Conversion) or the Maturity Date (in the case of a redemption in connection with a Required Conversion at Maturity), the Corporation shall thereafter forfeit its right to redeem such Premium in cash and such Premium shall thereafter be converted into shares of Common Stock in accordance with Article IV.A(i).

(b) Each holder of Series L Preferred Stock shall have the right to require the Corporation to provide advance notice to such holder stating whether the Corporation will elect to redeem all or any portion of the Premium in cash pursuant to the Corporation's redemption rights discussed in subparagraph (a) of this Article IV.A(ii). A holder may exercise such right from time to time by sending notice (an "Election Notice") to the Corporation, by facsimile, requesting that the Corporation disclose to such holder whether the Corporation would elect to redeem any portion of the Premium for cash in lieu of issuing Common Stock therefor if such holder were to exercise its right of conversion pursuant to this Article IV.A. The Corporation shall, no later than the close of business on the next business day following receipt of an Election Notice, disclose to such holder whether the Corporation would elect to redeem any portion of a Premium in connection with a conversion pursuant to a Notice of Conversion delivered over the subsequent five (5) business day period. If the Corporation does not respond to such holder within such one (1) business day period via facsimile, the Corporation shall, with respect to any conversion pursuant to a Conversion Notice delivered within the subsequent five (5) business day period, forfeit its right to redeem such Premium in accordance with subparagraph (a) of this Article IV.A(ii) and shall be required to convert such Premium into shares of Common Stock.

B. Mechanics of Conversion. In order to effect an Optional Conversion, a holder shall: (x) fax (or otherwise deliver) a copy of the fully executed Notice of Conversion to the Corporation or the transfer agent for the Common Stock and (y) surrender or cause to be surrendered the original certificates representing the Series L Preferred Stock being converted (the "Preferred Stock Certificates"), duly endorsed, along with a copy of the Notice of Conversion as soon as practicable thereafter to the Corporation or the transfer agent. Upon receipt by the Corporation of a facsimile copy of a Notice of Conversion from a holder, the Corporation shall immediately send, via facsimile, a confirmation to such holder stating that the Notice of Conversion has been received, the date upon which the Corporation expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation regarding the conversion. The Corporation shall not be obligated to issue shares of Common Stock upon a conversion unless either the Preferred Stock Certificates are delivered to the Corporation or the transfer agent as provided above, or the holder notifies the Corporation or the transfer agent that such certificates have been lost, stolen or destroyed (subject to the requirements of Article XIV.B).

Delivery of Common Stock Upon Conversion. Upon the surrender of Preferred Stock Certificates from a holder of Series L Preferred Stock accompanied by a Notice of Conversion, the Corporation shall, no later than the second business day following the later of (a) the Conversion Date and (b) the date of such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of indemnity pursuant to Article XIV.B) (the "Delivery Period"), issue and deliver to the holder (x) that number of shares of Common Stock issuable upon conversion of such shares of Series L Preferred Stock being converted and
(y) a certificate representing the number of shares of Series L Preferred Stock not being converted, if any. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Borrower's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of the holder and its compliance with the provisions contained in this paragraph, so long as the certificates therefor do not bear a legend and the holder thereof is not obligated to return such certificate for the placement of a legend thereon, the Corporation shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the holder by crediting the account of holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

Taxes. The Corporation shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of the shares of Common Stock upon the conversion of the Series L Preferred Stock.

No Fractional Shares. If any conversion of Series L Preferred Stock would result in the issuance of a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion of the Series L Preferred Stock shall be the next higher whole number of shares.

Conversion Disputes. In the case of any dispute with respect to a conversion, the Corporation shall promptly issue such number of shares of Common Stock as are not disputed in accordance with subparagraph (i) above. If such dispute involves the calculation of the Conversion Price, the Corporation shall submit the disputed calculations to its outside accountant via facsimile within two (2) business days of receipt of the Notice of Conversion. The accountant shall audit the calculations and notify the Corporation and the holder of the results no later than two (2) business days from the date it receives the disputed calculations. The accountant's calculation shall be deemed conclusive, absent manifest error. The Corporation shall then issue the appropriate number of shares of Common Stock in accordance with subparagraph (i) above.

C. Limitations on Conversions. The conversion of shares of Series L Preferred Stock shall be subject to the following limitations (each of which limitations shall be applied independently):

Cap Amount. Unless permitted by the applicable rules and regulations of the principal securities market on which the Common Stock is listed or traded, in no event shall the total number of shares of Common Stock issued upon conversion of the Series L Preferred Stock exceed the maximum number of shares of Common Stock that the Corporation can so issue pursuant to Rule 4460(i) of the Nasdaq (or any successor rule) (the "Cap Amount"), which, as of the First Closing Date, shall be 5,190,000 shares of Common Stock. The Cap Amount shall be allocated pro-rata to the holders of Series L Preferred Stock as provided in Article XIV.C. In the event the Corporation is prohibited from issuing shares of Common Stock as a result of the operation of this subparagraph (i), the Corporation shall comply with Article VII.

No Five Percent Holders. Except in a Required Conversion at Maturity, in no event shall a holder of shares of Series L Preferred Stock be entitled to receive shares of Common Stock upon a conversion to the extent that the sum of
(x) the number of shares of Common Stock beneficially owned by the holder and its affiliates (exclusive of shares issuable upon conversion of the unconverted portion of the shares of Series L Preferred Stock or the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (y) the number of shares of Common Stock issuable upon the conversion of the shares of Series L Preferred Stock with respect to which the determination of this subparagraph is being made, would result in beneficial ownership by the holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of this subparagraph, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause (x) above. The restriction contained in this subparagraph
(ii) shall not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the Common Stock and each holder of Series L Preferred Stock shall approve such alteration, amendment, deletion or change.

D. Required Conversion at Maturity. Subject to the limitations set forth in Paragraph C(i) of this Article IV and provided all shares of Common Stock issuable upon conversion of all outstanding shares of Series L Preferred Stock are then (i) authorized and reserved for issuance, (ii) registered under the Securities Act of 1933, as amended (the "Securities Act"), for resale by the holders of such shares of Series L Preferred Stock and (iii) eligible to be traded on either the Nasdaq, the New York Stock Exchange or the American Stock Exchange, each share of Series L Preferred Stock issued and outstanding on the fourth anniversary of the First Closing Date (the "Maturity Date"), automatically shall be converted into shares of Common Stock on such date in accordance with the conversion formulas set forth in Paragraph A of this Article IV (the "Required Conversion at Maturity"). If the Required Conversion at Maturity occurs, the Corporation and the holders of Series L Preferred Stock shall follow the applicable conversion procedures set forth in Paragraph B of this Article IV; provided, however, that the holders of Series L Preferred Stock are not required to deliver a Notice of Conversion to the Corporation or its transfer agent.

                    V. RESERVATION OF SHARES OF COMMON STOCK

A. Reserved Amount. Upon the initial issuance of the shares of Series L Preferred Stock, the Corporation shall reserve 12,500,000 shares of the authorized but unissued shares of Common Stock for issuance upon conversion of the Series L Preferred Stock and thereafter the number of authorized but unissued shares of Common Stock so reserved (the "Reserved Amount") shall not be decreased and shall at all times be sufficient to provide for the conversion of the Series L Preferred Stock outstanding at the then current Conversion Price. The Reserved Amount shall be allocated to the holders of Series L Preferred Stock as provided in Article XIV.C.

B. Increases to Reserved Amount. If the Reserved Amount for any three (3) consecutive trading days (the last of such three (3) trading days being the "Authorization Trigger Date") shall be less than 135% of the number of shares of Common Stock then issuable upon conversion of the outstanding Series L Preferred Stock on such trading days, the Corporation shall immediately notify the holders of Series L Preferred Stock of such occurrence and shall take immediate action (including, if necessary, seeking shareholder approval to authorize the issuance of additional shares of Common Stock) to increase the Reserved Amount to 200% of the number of shares of Common Stock then issuable upon conversion of the outstanding Series L Preferred Stock. Subject to Paragraph C of this Article V, in the event the Corporation fails to so increase the Reserved Amount within ninety (90) days after an Authorization Trigger Date, each holder of Series L Preferred Stock shall thereafter have the option, exercisable in whole or in part at any time and from time to time by delivery of a Redemption Notice (as defined in Article VIII.C) to the Corporation, to require the Corporation to purchase for cash, at an amount per share equal to the Redemption Amount (as defined in Article VIII.B), a portion of the holder's Series L Preferred Stock such that, after giving effect to such purchase, the holder's allocated portion of the Reserved Amount exceeds 135% of the total number of shares of Common Stock issuable to such holder upon conversion of its Series L Preferred Stock. If the Corporation fails to redeem any of such shares within ten (10) business days after its receipt of a Redemption Notice, then such holder shall be entitled to the remedies provided in Article VIII.C.

C. Limitations on Redemption Right. Notwithstanding the provisions of Paragraph B of this Article V, the holders of Series L Preferred Stock shall have no right to require the Corporation to effect a redemption of their outstanding shares of Series L Preferred Stock as provided in Paragraph B of this Article V so long as
(i) the Corporation has not, at any time, decreased the Reserved Amount below 12,500,000 shares of Common Stock; (ii) the Corporation shall have taken immediate action following the applicable Authorization Trigger Date (including, if necessary, seeking stockholder approval to authorize the issuance of additional shares of Common Stock) to increase the Reserved Amount to 200% of the number of shares of Common Stock then issuable upon conversion of the outstanding Series L Preferred Stock; and (iii) the Corporation continues to use its good faith best efforts (including the resolicitation of stockholder approval to authorize the issuance of additional shares of Common Stock) to increase the Reserved Amount to 200% of the number of shares of Common Stock then issuable upon conversion of the outstanding Series L Preferred Stock. The Corporation will be deemed to be using "its good faith best efforts" to increase the Reserved Amount so long as it solicits stockholder approval to authorize the issuance of additional shares of Common Stock not less than three (3) times during each twelve month period following the applicable Authorization Trigger Date during which any shares of Series L Preferred Stock remain outstanding.

                       VI. FAILURE TO SATISFY CONVERSIONS

A. Conversion Default Payments. If, at any time, (x) a holder of shares of Series L Preferred Stock submits a Notice of Conversion and the Corporation fails for any reason (other than because such issuance would exceed such holder's allocated portion of the Reserved Amount or Cap Amount, for which failures the holders shall have the remedies set forth in Articles V and VII) to deliver, on or prior to the fourth business day following the expiration of the Delivery Period for such conversion, such number of freely tradeable shares of Common Stock to which such holder is entitled upon such conversion, or (y) the Corporation provides notice to any holder of Series L Preferred Stock at any time of its intention not to issue freely tradeable shares of Common Stock upon exercise by any holder of its conversion rights in accordance with the terms of this Certificate of Designation (other than because such issuance would exceed such holder's allocated portion of the Reserved Amount or Cap Amount) (each of
(x) and (y) being a "Conversion Default"), then the Corporation shall pay to the affected holder, in the case of a Conversion Default described in clause (x) above, and to all holders, in the case of a Conversion Default described in clause (y) above, payments for the first ten (10) business days following the expiration of the Delivery Period, in the case of a Conversion Default described in clause (x), and for the first ten (10) business days following a Conversion Default described in clause (y), an amount equal to $500 per day. Notwithstanding the foregoing, in no event shall the Company be deemed to have committed a Conversion Default at any time prior to the Registration Deadline or during an Excluded Period (as such terms are defined in the Registration Rights Agreement (as defined herein)) solely because the shares of Common Stock issued upon a conversion of Series L Preferred Stock were not freely tradeable. In the event any Conversion Default continues beyond such ten (10) business day period, the Corporation shall pay to the holder an additional amount equal to:

(.24) x (D/365) x (the Default Amount)
where:

"D" means the number of days after the expiration of the ten (10) business day period described above through and including the Default Cure Date;

"Default Amount" means (i) the total Face Amount of all shares of Series L Preferred Stock held by such holder plus (ii) the total accrued Premium as of the first day of the Conversion Default on all shares of Series L Preferred Stock included in clause (i) of this definition; and

"Default Cure Date" means (i) with respect to a Conversion Default described in clause (x) of its definition, the date the Corporation effects the conversion of the full number of shares of Series L Preferred Stock and (ii) with respect to a Conversion Default described in clause (y) of its definition, the date the Corporation begins to issue freely tradeable Common Stock in satisfaction of all conversions of Series L Preferred Stock in accordance with Article IV.A.

The payments to which a holder shall be entitled pursuant to this Paragraph A are referred to herein as "Conversion Default Payments." A holder may elect to receive accrued Conversion Default Payments in cash or to convert all or any portion of such accrued Conversion Default Payments, at any time, into Common Stock at the lowest Conversion Price in effect during the period beginning on the date of the Conversion Default through the Conversion Date for such conversion. In the event a holder elects to receive any Conversion Default Payments in cash, it shall so notify the Corporation in writing. Such payment shall be made in accordance with and be subject to the provisions of Article XIV.E. In the event a holder elects to convert all or any portion of the Conversion Default Payments into Common Stock, the holder shall indicate on a Notice of Conversion such portion of the Conversion Default Payments which such holder elects to so convert and such conversion shall otherwise be effected in accordance with the provisions of Article IV.

B. Adjustment to Conversion Price. If a holder has not received certificates for all shares of Common Stock prior to the tenth (10th) business day after the expiration of the Delivery Period with respect to a conversion of Series L Preferred Stock for any reason (other than because such issuance would exceed such holder's allocated portion of the Reserved Amount or Cap Amount, for which failures the holders shall have the remedies set forth in Articles V and VII), then the Fixed Conversion Price in respect of any shares of Series L Preferred Stock held by such holder shall thereafter be the lesser of (i) the Fixed Conversion Price on the Conversion Date specified in the Notice of Conversion which resulted in the Conversion Default and (ii) the lowest Conversion Price in effect during the period beginning on, and including, such Conversion Date through and including the day such shares of Common Stock are delivered to the holder. If there shall occur a Conversion Default of the type described in clause (y) of Article VI.A, then the Fixed Conversion Price with respect to any conversion thereafter shall be the lowest Conversion Price in effect at any time during the period beginning on, and including, the date of the occurrence of such Conversion Default through and including the Default Cure Date. The Fixed Conversion Price shall thereafter be subject to further adjustment for any events described in Article XI.

C. Buy-In Cure. Unless the Corporation has notified the applicable holder in writing prior to the delivery by such holder of a Notice of Conversion that the Corporation is unable to honor conversions, if (i) the Corporation fails for any reason to deliver during the Delivery Period shares of Common Stock to a holder upon a conversion of shares of Series L Preferred Stock and (ii) after the applicable Delivery Period with respect to such conversion, such holder purchases (in an open market transaction or otherwise) shares of Common Stock to make delivery in satisfaction of a sale by such holder of the shares of Common Stock (the "Sold Shares") which such holder anticipated receiving upon such conversion (a "Buy-In"), the Corporation shall pay such holder (in addition to any other remedies available to the holder) the amount by which (x) such holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the net proceeds received by such holder from the sale of the Sold Shares. For example, if a holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for $10,000, the Corporation will be required to pay the holder $1,000. A holder shall provide the Corporation written notification indicating any amounts payable to such holder pursuant to this Paragraph C. The Corporation shall make any payments required pursuant to this Paragraph C in accordance with and subject to the provisions of Article XIV.E.

D. Redemption Right. If the Corporation fails, and such failure continues uncured for five (5) business days after the Corporation has been notified thereof in writing by the holder, for any reason (other than because such issuance would exceed such holder's allocated portion of the Reserved Amount or Cap Amount, for which failures the holders shall have the remedies set forth in Articles V and VII) to issue shares of Common Stock within ten (10) business days after the expiration of the Delivery Period with respect to any conversion of Series L Preferred Stock, then the holder may elect at any time and from time to time prior to the Default Cure Date for such Conversion Default, by delivery of a Redemption Notice (as defined in Article VIII.C) to the Corporation, to have all or any portion of such holder's outstanding shares of Series L
Preferred Stock purchased by the Corporation for cash, at an amount per share equal to the Redemption Amount (as defined in Article VIII.B). If the Corporation fails to redeem any of such shares within five (5) business days after its receipt of a Redemption Notice, then such holder shall be entitled to the remedies provided in Article VIII.C.

VII. INABILITY TO CONVERT SHARES OF SERIES L PREFERRED STOCK DUE TO CAP AMOUNT

A. Obligation to Cure. If at any time the then unissued portion of any holder's Cap Amount is less than 135% of the number of shares of Common Stock then issuable upon conversion of such holder's shares of Series L Preferred Stock (a "Trading Market Trigger Event"), the Corporation shall immediately notify the holders of Series L Preferred Stock of such occurrence and shall take immediate action (including, if necessary, seeking the approval of its shareholders to authorize the issuance of the full number of shares of Common Stock which would be issuable upon the conversion of Series L Preferred Stock but for the Cap Amount) to eliminate any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Corporation or any of its securities on the Corporation's ability to issue shares of Common Stock in excess of the Cap Amount. In the event the Corporation fails to eliminate all such prohibitions within ninety (90) days after the Trading Market Trigger Event, each holder of Series L Preferred Stock shall thereafter have the option, exercisable in whole or in part at any time and from time to time by delivery of a Redemption Notice (as defined in Article VIII.C) to the Corporation, to require the Corporation to purchase for cash, at an amount per share equal to the Redemption Amount (as defined in Article VIII.B), a portion of the holder's Series L Preferred Stock such that, after giving effect to such purchase, the then unissued portion of such holder's Cap Amount on the date of such Redemption Notice exceeds 135% of the total number of shares of Common Stock then issuable to such holder upon conversion of its Series L Preferred Stock. If the Corporation fails to redeem any of such shares within five (5) business days after its receipt of a Redemption Notice, then such holder shall be entitled to the remedies provided in Article VIII.C.

B. Remedies. If the Corporation fails to eliminate the applicable prohibitions within the ninety (90) day cure period referred to in Paragraph A of this
Article VII and thereafter the Corporation is prohibited, at any time, from issuing shares of Common Stock upon conversion of Series L Preferred Stock to any holder because such issuance would exceed the then unissued portion of such holder's Cap Amount because of applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Corporation or its securities, any holder who is so prohibited from converting its Series L Preferred Stock may elect any or both of the following additional remedies:

to require, with the consent of holders of at least fifty percent (50%) of the outstanding shares of Series L Preferred Stock (including any shares of Series L Preferred Stock held by the requesting holder), the Corporation to terminate the listing of its Common Stock on the Nasdaq (or any other stock exchange, interdealer quotation system or trading market) and to cause its Common Stock to be eligible for trading on the Nasdaq SmallCap Market or on the over-the-counter electronic bulletin board, at the option of the requesting holder; or

to require the Corporation to issue shares of Common Stock in accordance with such holder's Notice of Conversion at a conversion price equal to the average of the Closing Prices of the Common Stock for the five (5) consecutive trading days (subject to equitable adjustment for any stock splits, stock dividends, reclassifications or similar events during such five (5) trading day period) preceding the date of the holder's written notice to the Corporation of its election to receive shares of Common Stock pursuant to this subparagraph (ii).

                     VIII. REDEMPTION DUE TO CERTAIN EVENTS

A. Redemption by Holder.  In the event (each of the events  described in clauses
(i)-(iv) below after expiration of the applicable cure period (if any) being a "Redemption Event"):

the Common Stock (including any of the shares of Common Stock issuable upon conversion of the Series L Preferred Stock) is suspended from trading on any of, or is not listed (and authorized) for trading on at least one of, the New York Stock Exchange, the American Stock Exchange, the Nasdaq Small Cap Market or Nasdaq for an aggregate of ten (10) trading days in any nine (9) month period;

the Corporation fails, and any such failure continues uncured for five (5) business days after the Corporation has been notified thereof in writing by the holder, to remove any restrictive legend on any certificate or any shares of Common Stock issued to the holders of Series L Preferred Stock upon conversion of the Series L Preferred Stock as and when required by the Securities Purchase Agreement or the Registration Rights Agreement;

the Corporation provides notice to any holder of Series L Preferred Stock, including by way of public announcement, at any time, of its intention not to issue shares of Common Stock to any holder of Series L Preferred Stock upon conversion in accordance with the terms of this Certificate of Designation (other than due to the circumstances contemplated by Articles V or VII for which the holders shall have the remedies set forth in such Articles);

the Corporation shall:

sell, convey or dispose of all or substantially all of its assets;

merge, consolidate or engage in any other business combination with any other entity (other than pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Corporation); or

have approved, recommended or otherwise consented to any transaction or series of related transactions which result in fifty percent (50%) or more of the voting power of the Corporation's capital stock being owned beneficially by one person, entity or "group" (as such term is used under Section 13(d) of the Securities Exchange Act of 1934, as amended);

then, upon the occurrence of any such Redemption Event, each holder of shares of Series L Preferred Stock shall thereafter have the option, exercisable in whole or in part at any time and from time to time by delivery of a Redemption Notice (as defined in Paragraph C below) to the Corporation while such Redemption Event continues, to require the Corporation to purchase for cash any or all of the then outstanding shares of Series L Preferred Stock held by such holder for an amount per share equal to the Redemption Amount (as defined in Paragraph B below) in effect at the time of the redemption hereunder. For the avoidance of doubt, the occurrence of any event described in clauses (i), (iii) or (iv) above shall immediately constitute a Redemption Event and there shall be no cure period; provided, however, that the holders of Series L Preferred Stock shall have no right to deliver a Redemption Notice following the occurrence of a Redemption Event specified in clause (i) above if the Corporation pays to each holder within five (5) business days after the occurrence of such Redemption Event, as liquidated damages for the decrease in the value of the Series L Preferred Stock (and the shares of the Corporation's Common Stock issuable upon conversion thereof) which will result from the occurrence of such Redemption Event, an amount (the "Damages Amount") equal to twenty-five percent (25%) of the aggregate Face Amount of the shares of Series L Preferred Stock then held by each such holder. The Damages Amount shall be payable, at the Corporation's option, in cash or shares of Common Stock that have been registered by the Corporation under the Securities Act for resale by the holders (based upon a price per share of Common Stock equal to fifty percent (50%) of the lowest Closing Price of the Common Stock on any single trading day during the ten (10) consecutive trading day period ending on the trading day immediately preceding the date of such Redemption Event). Upon the initial issuance of shares of Series L Preferred Stock, the Corporation shall reserve 3,000,000 shares of Common Stock to satisfy its obligation with respect to the Damages Amount and thereafter the number of authorized but unissued shares of Common Stock so reserved shall not be decreased. In the event that the number of shares required to be issued by the Corporation with respect to the Damages Amount exceeds 3,000,000 shares of Common Stock and the Corporation does not have a sufficient number of shares of Common Stock authorized and available for issuance to satisfy its obligation with respect to the Damages Amount, the Corporation shall issue and deliver to the holders, on a pro-rata basis based on the number of shares of Series L Preferred Stock then held by each such holder, a number of shares of Common Stock equal to the greater of (i) the number of shares authorized and available for issuance by the Corporation to satisfy such obligation and (ii) all 3,000,000 shares of Common Stock so reserved for such purpose and, upon such issuance, the holders shall have no right of redemption with respect to such Redemption Event, but shall retain all other remedies to which they may be entitled at law or in equity (which remedies shall not include the right of redemption).

B. Definition of Redemption Amount. The "Redemption Amount" with respect to a share of Series L Preferred Stock means an amount equal to:

                     V            X        M
                    ----
                    C P

where:

"V" means the face amount thereof plus the accrued Premium thereon and all Conversion Default Payments (if any) with respect thereto through the date of redemption;

"CP" means the Conversion Price in effect on the date of the Redemption Notice; and

"M" means the highest Closing Price of the Corporation's Common Stock during the period beginning on the date of the Redemption Notice and ending on the date of the redemption.

C. Redemption Defaults. If the Corporation fails to pay any holder the Redemption Amount with respect to any share of Series L Preferred Stock within ten (10) business days of its receipt of a notice requiring such redemption (a "Redemption Notice"), then the holder of Series L Preferred Stock delivering such Redemption Notice (i) shall be entitled to interest on the Redemption Amount at a per annum rate equal to the lower of twenty-four percent (24%) and the highest interest rate permitted by applicable law from the date of the Redemption Notice until the date of redemption hereunder, and (ii) shall have the right, at any time and from time to time, to require the Corporation, upon written notice, to immediately convert (in accordance with the terms of Paragraph A of Article IV) all or any portion of the Redemption Amount, plus interest as aforesaid, into shares of Common Stock at the lowest Conversion Price in effect during the period beginning on the date of the Redemption Notice and ending on the Conversion Date with respect to the conversion of such Redemption Amount. In the event the Corporation is not able to redeem all of the shares of Series L Preferred Stock subject to Redemption Notices, the Corporation shall redeem shares of Series L Preferred Stock from each holder pro rata, based on the total number of shares of Series L Preferred Stock included by such holder in the Redemption Notice relative to the total number of shares of Series L Preferred Stock in all of the Redemption Notices.

D.       Redemption by Corporation.

The Corporation shall have the right, at any time and provided the Corporation is not in material violation of any of its obligations under this Certificate of Designation, the Securities Purchase Agreement or the Registration Rights Agreement, to redeem (an "Optional Redemption") all (but not less than all) of the then outstanding Series L Preferred Stock (other than Series L Preferred Stock which is the subject of a Notice of Conversion delivered prior to the delivery date of the Optional Redemption Notice (as defined in subparagraph
(iii) below)) for a price per share equal to the Optional Redemption Amount (as defined below) which right shall be exercisable only one time while any Series L Preferred Stock is outstanding by the Corporation in its sole discretion by delivery of an Optional Redemption Notice in accordance with the redemption procedures set forth below. Holders of Series L Preferred Stock may not convert any shares of Series L Preferred Stock selected for redemption hereunder into Common Stock at any time on or prior to the Effective Date of Redemption designated by the Corporation in the Optimal Redemption Notice pursuant to subparagraph (iii). The "Optional Redemption Amount" with respect to each share of Series L Preferred Stock means the greater of (a) 100% multiplied by the sum of (I) the Face Amount thereof plus (II) the accrued Premium thereon and all Conversion Default Payments (if any) with respect thereto through the date of redemption, and (b) the Benefit of the Bargain (as defined below).

The "Benefit of the Bargain" with respect to a share of Series L Preferred Stock means an amount equal to:

                       V            X        M
                      ----
                       C P

where:

"V" means the face amount thereof plus the accrued Premium thereon and all Conversion Default Payments (if any) with respect thereto through the date of redemption;

"CP" means the Conversion Price in effect on the date of the Optional Redemption Notice; and

"M" means the volume weighted average sales price of the Corporation's Common Stock on the trading day immediately preceding the date of the Optional Redemption Notice.

The Corporation shall effect each redemption under this Section VIII.D by giving at least five (5) business days but not more than ten (10) business days prior written notice (the "Optional Redemption Notice") of the date which such redemption is to become effective (the "Effective Date of Redemption"), the shares of Series L Preferred Stock selected for redemption and the Optional Redemption Amount to (i) the holders of Series L Preferred Stock selected for redemption at the address and facsimile number of such holder appearing in the Corporation's register for the Series L Preferred Stock and (ii) the transfer agent for the Common Stock, which Optional Redemption Notice shall be deemed to have been delivered on the business day after the Corporation's fax (with a copy sent by overnight courier to the holders of Series L Preferred Stock) of such notice to the holders of Series L Preferred Stock.

The Optional Redemption Amount shall be paid to the holder of the Series L Preferred Stock being redeemed within three (3) business days of the Effective Date of Redemption; provided, however, that the Corporation shall not be obligated to deliver any portion of the Optional Redemption Amount until either the certificates evidencing the Series L Preferred Stock being redeemed are delivered to the office of the Corporation or the transfer agent, or the holder notifies the Corporation or the transfer agent that such certificates have been lost, stolen or destroyed and delivers the documentation in accordance with
Article XIV.B hereof. Notwithstanding anything herein to the contrary, in the event that the certificates evidencing the Series L Preferred Stock being redeemed are not delivered to the Corporation or the transfer agent prior to the third business day following the Effective Date of Redemption, the redemption of the Series L Preferred Stock pursuant to this Article VIII.D shall still be deemed effective as of the Effective Date of Redemption and the Optional Redemption Amount shall be paid to the holder of Series L Preferred Stock being redeemed within five (5) business days of the date the certificates evidencing the Series L Preferred Stock being redeemed are actually delivered to the Corporation or the transfer agent.

If the Corporation fails to pay, when due and owing, any Optional Redemption Amount, then the holder of Series L Preferred Stock entitled to receive such Optional Redemption Amount shall have the right, at any time and from time to time during the twenty (20) trading day period following the Effective Date of Redemption (the "Optional Redemption Amount Conversion Period"), to require the Corporation, upon written notice, to immediately convert (in accordance with the terms of paragraph A of Article IV) any or all of the shares of Series L Preferred Stock which are the subject of such redemption, into shares of Common Stock at the lowest Conversion Price in effect during the period beginning on the date the Corporation elected to redeem such shares of Series L Preferred Stock and ending on expiration of the Optional Redemption Amount Conversion Period. From and after the expiration of the Optional Redemption Amount Conversion Period, the holders may convert Series L Preferred Stock at the Conversion Price then in effect and in accordance with Article IV. In addition, if the Corporation fails to pay an Optional Redemption Amount when due and owing, the Corporation shall pay the holder interest on such Optional Redemption Amount at a per annum rate equal to the lower of twenty-four percent (24%) and the highest interest rate permitted by applicable law from the date the Corporation elected to redeem such shares of Series L Preferred Stock until the later of the Effective Date of Redemption or the date the Corporation notifies the holder that it will not redeem the shares the Series L Preferred Stock selected for redemption by the Corporation. If a holder is entitled to interest pursuant to this subparagraph (v), the holder will not be entitled to interest under Article XIV.E for the Corporation's failure to timely pay any Optional Redemption Amount hereunder.

                                    IX. RANK

All shares of the Series L Preferred Stock shall rank (i) prior to the Corporation's Common Stock; (ii) prior to any class or series of capital stock of the Corporation hereafter created (unless, with the consent of the holders of Series L Preferred Stock obtained in accordance with Article XIII hereof, such class or series of capital stock specifically, by its terms, ranks senior to or pari passu with the Series L Preferred Stock) (collectively with the Common Stock, "Junior Securities"); (iii) pari passu with the Corporation's Series L Convertible Preferred Stock, par value $.0001 per share, and any class or series of capital stock of the Corporation hereafter created (with the consent of the holders of Series L Preferred Stock obtained in accordance with Article XIII hereof) specifically ranking, by its terms, on parity with the Series L Preferred Stock (collectively, the "Pari Passu Securities"); (iv) junior to the Corporation's Series A Cumulative Convertible Preferred Stock, par value $.0001 per share, the Series F-1, F-2, F-3 and F-4 Convertible Preferred Stock, par value $.0001 per share, and the Corporation's Series H Convertible Preferred Stock, par value $.0001 per share (collectively the "Existing Preferred Stock"); and (v) junior to any class or series of capital stock of the Corporation hereafter created (with the consent of the holders of Series L Preferred Stock obtained in accordance with Article XIII hereof) specifically ranking, by its terms, senior to the Series L Preferred Stock (collectively, with the Existing Preferred Stock, the "Senior Securities"), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

                            X. LIQUIDATION PREFERENCE

A. If the Corporation shall commence a voluntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of sixty (60) consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up (a "Liquidation Event"), no distribution shall be made to the holders of any shares of capital stock of the Corporation (other than Senior Securities) upon liquidation, dissolution or winding up unless prior thereto the holders of shares of Series L Preferred Stock shall have received the Liquidation Preference with respect to each share. If, upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of the Series L Preferred Stock and holders of Pari Passu Securities shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series L Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares.

B. The purchase or redemption by the Corporation of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Corporation. Neither the consolidation or merger of the Corporation with or into any other entity nor the sale or transfer by the Corporation of less than substantially all of its assets shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Corporation.

C. The "Liquidation Preference" with respect to a share of Series L Preferred Stock means an amount equal to the Face Amount thereof plus the accrued Premium thereon through the date of final distribution. The Liquidation Preference with respect to any Pari Passu Securities shall be as set forth in the Certificate of Designation filed in respect thereof.

                     XI. ADJUSTMENTS TO THE CONVERSION PRICE

The Conversion Price shall be subject to adjustment from time to time as follows:

A. Stock Splits, Stock Dividends, Etc. If at any time on or after the First Closing Date, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, combination, reclassification or other similar event, the Fixed Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the Fixed Conversion Price shall be proportionately increased. In such event, the Corporation shall notify the Corporation's transfer agent of such change on or before the effective date thereof.

B. Adjustment Due to Merger, Consolidation, Etc. If, at any time after the First Closing Date, there shall be (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger of the Corporation with any other entity (other than a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Corporation or (iv) any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property (each of (i) - (iv) above being a "Fundamental Change"), then the holders of Series L Preferred Stock shall thereafter have the right to receive upon conversion, in lieu of the shares of Common Stock otherwise issuable, such shares of stock, securities and/or other property as would have been issued or payable in such Fundamental Change with respect to or in exchange for the number of shares of Common Stock which would have been issuable upon conversion (without giving effect to the limitations contained in Article IV.C) had such Fundamental Change not taken place, and in any such case, appropriate provisions shall be made with respect to the rights and interests of the holders of the Series L Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares of Common Stock issuable upon conversion of the Series L Preferred Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the conversion thereof. The Corporation shall not effect any transaction described in this Paragraph B unless (i) each holder of Series L Preferred Stock has received written notice of such transaction at least thirty (30) days prior thereto, but in no event later than ten (10) days prior to the record date for the determination of shareholders entitled to vote with respect thereto, and (ii) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligations of this Paragraph B. The above provisions shall apply regardless of whether or not there would have been a sufficient number of shares of Common Stock authorized and available for issuance upon conversion of the shares of Series L Preferred Stock outstanding as of the date of such transaction, and shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges. For purposes of this Paragraph B, the sale of the capital stock or assets of Dorotech, S.A. as contemplated by that certain Purchase Agreement dated December 31, 1996 by and between the Company and CDR Enterprises shall not constitute a sale of all or substantially all of the Company's assets.

C. Adjustment Due to Distribution. If at any time after the First Closing Date the Corporation shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Corporation's shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e. a spin-off)) (a "Distribution"), then the holders of Series L Preferred Stock shall be entitled, upon any conversion of shares of Series L Preferred Stock after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the holder with respect to the shares of Common Stock issuable upon such conversion (without giving effect to the limitations contained in Article IV.C) had such holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

D. Purchase Rights. If at any time after the First Closing Date, the Corporation issues any Convertible Securities or rights to purchase stock, warrants, securities or other property (the "Purchase Rights") pro rata to the record holders of any class of Common Stock, then the holders of Series L Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of the Series L Preferred Stock (without giving effect to the limitations contained in Article IV.C) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

E. Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Article XI, the Corporation, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to each holder of Series L Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series L Preferred Stock, furnish to such holder a like certificate setting forth (i) such adjustment or readjustment,
(ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of a share of Series L Preferred Stock.

                               XII. VOTING RIGHTS

The holders of the Series L Preferred Stock have no voting power whatsoever, except as otherwise provided by the Delaware General Corporation Law (the "Business Corporation Law"), in this Article XII and in Article XIII below.

Notwithstanding the above, the Corporation shall provide each holder of Series L Preferred Stock with prior notification of any meeting of the shareholders (and copies of proxy materials and other information sent to shareholders). If the Corporation takes a record of its shareholders for the purpose of determining shareholders entitled to (a) receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or (b) to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Corporation, or any proposed merger, consolidation, liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice to each holder, at least twenty (20) days prior to the record date specified therein (or thirty (30) days prior to the consummation of the transaction or event, whichever is earlier, but in no event earlier than public announcement of such proposed transaction), of the date on which any such record is to be taken for the purpose of such vote, dividend, distribution, right or other event, and a brief statement regarding the amount and character of such vote, dividend, distribution, right or other event to the extent known at such time.

To the extent that under the Business Corporation Law the vote of the holders of the Series L Preferred Stock, voting separately as a class or series, as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the shares of the Series L Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the shares of Series L Preferred Stock (except as otherwise may be required under the Business Corporation Law) shall constitute the approval of such action by the class. To the extent that under the Business Corporation Law holders of the Series L Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series L Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible (without giving effect to the limitations contained in Article IV.C) using the record date for the taking of such vote of shareholders as the date as of which the Conversion Price is calculated.

                           XIII. PROTECTION PROVISIONS

So long as any shares of Series L Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by the Business Corporation Law) of the holders of at least a majority of the then outstanding shares of Series L Preferred Stock:

alter or change the rights, preferences or privileges of the Series L Preferred Stock;

alter or change the rights, preferences or privileges of any capital stock of the Corporation so as to affect adversely the Series L Preferred Stock;

create any new class or series of capital stock having a preference over the Series L Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation (as previously defined in Article IX hereof, "Senior Securities");

create any new class or series of capital stock ranking pari passu with the Series L Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation (as previously defined in Article IX hereof, "Pari Passu Securities");

increase the authorized number of shares of Series L Preferred Stock;

issue any shares of Series L Preferred Stock other than pursuant to the Securities Purchase Agreement;

issue any additional shares of Senior Securities; or

redeem, or declare or pay any cash dividend or distribution on, any Junior Securities.

If holders of at least a majority of the then outstanding shares of Series L Preferred Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series L Preferred Stock pursuant to subsection (a) above, then the Corporation shall deliver notice of such approved change to the holders of the Series L Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and the Dissenting Holders shall have the right, for a period of thirty (30) days, to convert pursuant to the terms of this Certificate of Designation as they existed prior to such alteration or change or to continue to hold their shares of Series L Preferred Stock.

                               XIV. MISCELLANEOUS

A. Cancellation of Series L Preferred Stock. If any shares of Series L Preferred Stock are converted pursuant to Article IV, the shares so converted shall be canceled, shall return to the status of authorized, but unissued preferred stock of no designated series, and shall not be issuable by the Corporation as Series L Preferred Stock.

B. Lost or Stolen Certificates. Upon receipt by the Corporation of (i) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) (y) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Corporation, or (z) in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Corporation shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date. However, the Corporation shall not be obligated to reissue such lost or stolen Preferred Stock Certificate(s) if the holder contemporaneously requests the Corporation to convert such Series L Preferred Stock.

C. Allocations of Cap Amount and Reserved Amount. The initial Cap Amount and Reserved Amount shall be allocated pro rata among the holders of Series L Preferred Stock based on the number of shares of Series L Preferred Stock issued to each holder. Each increase to the Cap Amount and Reserved Amount shall be allocated pro rata among the holders of Series L Preferred Stock based on the number of shares of Series L Preferred Stock held by each holder at the time of the increase in the Cap Amount or Reserved Amount, as the case may be. In the event a holder shall sell or otherwise transfer any of such holder's shares of Series L Preferred Stock, each transferee shall be allocated a pro rata portion of such transferor's Cap Amount and Reserved Amount. Any portion of the Cap Amount or Reserved Amount which remains allocated to any person or entity which does not hold any Series L Preferred Stock shall be allocated to the remaining holders of shares of Series L Preferred Stock, pro rata based on the number of shares of Series L Preferred Stock then held by such holders.

[Intentionally Omitted]

D. Payment of Cash; Defaults. Whenever the Corporation is required to make any cash payment to a holder under this Certificate of Designation (as a Conversion Default Payment, upon redemption or otherwise), such cash payment shall be made to the holder within five (5) business days after delivery by such holder of a notice specifying that the holder elects to receive such payment in cash and the method (e.g., by check, wire transfer) in which such payment should be made. If such payment is not delivered within such five (5) business day period, such holder shall thereafter be entitled to interest on the unpaid amount at a per annum rate equal to the lower of twenty-four percent (24%) and the highest interest rate permitted by applicable law until such amount is paid in full to the holder.

E. Status as Stockholder. Upon submission of a Notice of Conversion by a holder of Series L Preferred Stock, the shares covered thereby shall be deemed converted into shares of Common Stock and the holder's rights as a holder of such converted shares of Series L Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. Notwithstanding the foregoing, if a holder has not received certificates for all shares of Common Stock prior to the tenth
(10th) business day after the expiration of the Delivery Period with respect to a conversion of Series L Preferred Stock for any reason, then (unless the holder otherwise elects to retain its status as a holder of Common Stock) the holder shall regain the rights of a holder of Series L Preferred Stock with respect to such unconverted shares of Series L Preferred Stock and the Corporation shall, as soon as practicable, return such unconverted shares to the holder. In all cases, the holder shall retain all of its rights and remedies (including, without limitation, (i) the right to receive Conversion Default Payments pursuant to Article VI.A to the extent required thereby for such Conversion Default and any subsequent Conversion Default and (ii) the right to have the Conversion Price with respect to subsequent conversions determined in accordance with Article VI.B) for the Corporation's failure to convert Series L Preferred Stock.

F. Remedies Cumulative. The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Corporation to comply with the terms of this Certificate of Designation. The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of Series L Preferred Stock and that the remedy at law for any such breach may be inadequate. The Corporation therefore agrees, in the event of any such breach or threatened breach, the holders of Series L Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation this 8th day of December, 1997.



                           NETWORK IMAGING CORPORATION



By:

                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder
                in order to Convert the Series L Preferred Stock)

The undersigned hereby irrevocably elects to convert ____________ shares of Series L Preferred Stock (the "Conversion"), represented by stock certificate Nos(s). ___________ (the "Preferred Stock Certificates") into shares of common stock ("Common Stock") of Network Imaging Corporation (the "Corporation") according to the conditions of the Certificate of Designations, Preferences and Rights of Series L Convertible Preferred Stock (the "Certificate of Designation"), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. A copy of each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series L Preferred Stock shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.

[  ]     The undersigned  hereby  requests that the  Corporation  electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned's Prime Broker (which is __________) with DTC through its Deposit Withdrawal Agent Commission System.

                             Date of Conversion:_____________________________

                             Applicable Conversion Price:____________________

                             Amount of Conversion Default Payments
                             to be Converted, if any:________________________

                             Number of Shares of
                             Common Stock to be Issued:______________________

                             Signature:______________________________________

                             Name:___________________________________________

                             Address:________________________________________

* The Corporation is not required to issue shares of Common Stock until the original Preferred Stock Certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Corporation or its transfer agent. The Corporation shall issue and deliver shares of Common Stock to an overnight courier not later than the later of (a) two (2) business days following receipt of this Notice of Conversion and (b) delivery of the original Preferred Stock Certificates (or evidence of loss, theft or destruction thereof) and shall make payments pursuant to the Certificate of Designation for the failure to make timely delivery.

                                                                      APPENDIX B



                           NETWORK IMAGING CORPORATION
                              AMENDED AND RESTATED
                         1997 DIRECTOR STOCK OPTION PLAN


1.       PURPOSE

         The purpose of this 1997 Director Stock Option Plan (the "Plan") of Network Imaging Corporation, Inc. (the "Company") is to encourage ownership in the Company by outside directors of the Company, whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

2.       ADMINISTRATION

         The Board of Directors of the Company (the "Board of Directors") shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions of interpretations of the Plan or of any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan.

3.       PARTICIPATION IN THE PLAN

         Directors of the Company who are not executive officers of the Company or any subsidiary of the Company and are not serving on the Board of Directors as a representative of any institutional investor ("outside directors") shall be eligible to participate in the Plan.

4.       STOCK SUBJECT TO THE PLAN

         (a) The maximum number of shares of the Company's Common Stock, no par value per share ("Common Stock"), that may be issued under the plan shall be 360,000, subject to adjustment as provided in Section 9 of the Plan.

         (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

         ( c) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time (the "Code").


5.       TERMS, CONDITIONS AND FORM OF OPTIONS

         Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

         (a) Option Grant Dates. Subject to Section 7 of this Plan, an option to purchase Common Stock shall be granted automatically to each outside director elected to the Board of Directors after the effective date of this Plan, at the end of each calendar quarter.

         (b) Share Subject to Option. The number of shares covered by the option
(i) in the case of an outside director elected at the commencement of a term (a "Full -Term Director"), shall be 7,500 per each calendar quarter and (ii) in the case of an outside director elected during the course of a term (for example, to fill a vacancy) an ("Interim Director"), shall be equal to 7,500 per each calendar quarter in which he serves as a member of the Board.

         ( c) Option Exercise Price. The option exercise price per share for each option granted under the Plan shall equal to (i) the closing sales price per share of the Company's Common Stock on the Nasdaq National Market (or, if the company is traded on a nationally recognized securities exchange on the date of grant, the reported closing sales price per share of the Company's Common Stock by such exchange) on the lowest day during the last month of each calendar quarter (i.e., March, June, September, and December). The date of grant, for purposes of the option and its vesting schedule, shall be the date that option is granted or (ii) if the Common Stock is not traded on Nasdaq National Market or an exchange, the fair market value per share on the lowest closing sale price for the last calendar month of a quarter.

         (d) Option Non-Transferable. Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by him. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

         (e) Vesting and Exercise Period. Each Option granted to a Full-Term Director shall vest ninety (90) days following the date of grant if such Full-Time Director is still serving as a director of the Company at such time. Each Option may be exercised on a cumulative basis as to be the vested number of shares at any time or from time to time, in whole or in part; provided that, subject to the provisions of Section 5 (f), no Option may be exercised more that one year after the optionee ceases to serve as a director of the Company or for a number of shares greater than that which was vested at the time the optionee ceased to serve as a director of the Company. No Option shall be exercisable after the expiration of ten years from the date of grant.

         (f) Exercise Period Upon Disability or Death. Notwithstanding the provisions of Section 5(e), any option granted under the Plan may be exercised, to the extent then vested an exercisable, by an optionee who becomes disabled (within the meaning of Section 22 (e) (3) of the Code or any successor provision thereto) while acting as a director of the Company, or may be exercised, to the extend then exercisable, upon the death of such optionee while a director of the Company by the person to whom it is transferred by will, by the laws of descent and distribution, or by written notice filed pursuant to Section 5 (h), in each case within the period of one year after the date the optionee ceases to be such a director or reason of such disability or death; provided that no option shall be exercisable after the expiration of nine years from the date of grant.

         (g) Exercise Procedure. Options may be exercised only by written notice to the Company at its principal office accompanied by payment in cash of the full consideration for the shares as to which they are exercised.

         (h) Exercise by Representative Following Death of Director. A director, by written notice to the Company, may designate one or more persons (and from time to time change such designation) including his legal representative, who, by reason of the director's death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan

6.       ASSIGNMENTS

         The rights and benefits under the Plan may not be assigned except for the designation of a beneficiary as provided in Section 5.

7.       EFFECTIVE DATE AND TIME FOR GRANTING OPTIONS

         (a) The Plan shall become effective on July 1, 1997 as adopted by the Board of Directors.

         (b) All options for shares subject to the Plan shall be granted, if at all, not later than ten years after the approval of the Plan by the Company's shareholders.

8.       LIMITATIONS OF RIGHTS

         (a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

         (b) No Shareholders' Rights for Options. An optionee shall have no rights as a shareholder with respect to the shares covered by his options until the date of the issuance to him of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 9) for which the record date is prior to the date such certificate is issued.

9.       CHANGES IN COMMON STOCK

         (a) If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number of kind of shares or other securities (other than the stock split approved by the Board on the same date as the initial adoption of this Plan), or if additional shares or new or different shares or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustments.

         (b) In the event that the Company is merged or consolidated into or with another corporation (in which consolidation or merger the shareholders of the Company receive distributions of cash or securities of another issuer as a result thereof), or in the event that all or substantially all of the assets of the Company is acquired by any other person or entity, or in the event of a reorganization or liquidation of they Company, all stock options granted under this Plan to the Director shall become immediately vested and exercisable and shall continue to be exercisable for a period of one (1) year


10.      AMENDMENT OF THE PLAN

         The Board of Directors may suspend or discontinue the Plan or review or amend it in any respect whatsoever; provided, however, that without approval of the shareholders of the Company no revision or amendment shall change the number of shares subject to the Plan (except as provided in Section 9), change the designation of the class of directors eligible to receive options, or materially increase the benefits accruing to participants under the Plan.

11.      NOTICE

         Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

12.      GOVERNING LAW

         The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the Commonwealth of Virginia.

                                                                 REVOCABLE PROXY

                           NETWORK IMAGING CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints James J. Leto and Jorge R. Forgues, and each of them individually, each with full power of substitution, as the lawful proxies of the undersigned and hereby authorizes them to represent and to vote as designated below all shares of common stock, $0.0001 par value per share ("Common Stock"), of Network Imaging Corporation ("Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company ("Annual Meeting") to be held on Thursday, June 11, 1998, at 9:00 a.m. at the Company's headquarters at 500 Huntmar Park Drive, Herndon, Virginia 20170, and at any adjournment or postponement thereof.

      The undersigned acknowledges the receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting. All other proxies heretofore given by the undersigned to vote shares of Common Stock are expressly revoked.
                     NETWORK IMAGING CORPORATION
                     500 HUNTMAR PARK DRIVE
                     HERNDON, VIRGINIA 20170

1.  Election of Directors:
    Nominees:  John F. Burton              James J. Leto
               C. Alan Peyser              Robert P. Bernardi
               Robert Ripp

     FOR [    ]                             WITHHOLD AUTHORITY [   ]

    (Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name to the list at right.)

2. Approve the issuance of shares of the Company's Common Stock issuable in connection with the Company's Series L Convertible Preferred Stock, on exercise of warrants to purchase shares of Common Stock at an exercise price of $1.00 per share and on exercise of warrants to purchase shares of Common Stock at an exercise price of $1.00 per share under Nasdaq Rule 4460(i)(1)(D).

   FOR [   ]                     AGAINST [   ]                  ABSTAIN [   ]


3. Approval of the adoption of the Network Imaging Corporation Amended and Restated 1997 Director Stock Option Plan.

   FOR [   ]                     AGAINST [   ]                  ABSTAIN [   ]


4. Approval of an amendment to the 1994 Key Employee Incentive Stock Option Plan to increase the number of shares subject to the Plan.

   FOR [   ]                     AGAINST [   ]                  ABSTAIN [   ]


5. Ratification of the selection of Ernst & Young LLP as the Company's independent auditors for 1998.

6. To transact such other business as may properly come before the meeting.

      The undersigned acknowledges the receipt of the notice of the meeting of stockholders and of the related proxy statement.

Signature________________________________   Date__________________________

Signature________________________________   Date__________________________